                                                                        Heritage
                                                                          Equity
                                                                           Funds

                                  [PHOTO HERE]

                       The Intelligent Creation of Wealth

                                                                      Prospectus
                                                                      ----------
                                                          Aggressive Growth Fund
                                                      Capital Appreciation Trust
                                                              Growth Equity Fund
                                                         Growth and Income Trust
                                                       International Equity Fund
                                                              Mid Cap Stock Fund
                                                            Small Cap Stock Fund
                                                                 Technology Fund
                                                               Value Equity Fund

                                                                  Privacy Notice
                                                                  --------------
                                                        Heritage Family of Funds

                                 January 2, 2002
                         as supplemented on July 1, 2002

       These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  [LOGO HERE]

                              880 Carillon Parkway
                         St. Petersburg, Florida 33716
                                 (800) 421-4184

Table of Contents
================================================================================

PROSPECTUS
----------

HERITAGE EQUITY FUNDS
 Aggressive Growth Fund.............................. P-1
 Capital Appreciation Trust.......................... P-4
 Growth Equity Fund.................................. P-7
 Growth and Income Trust............................. P-10
 International Equity Fund........................... P-13
 Mid Cap Stock Fund.................................. P-17
 Small Cap Stock Fund................................ P-20
 Technology Fund..................................... P-23
 Value Equity Fund................................... P-26

MANAGEMENT OF THE FUNDS
 Who Manages Your Fund............................... P-29
 Distribution of Fund Shares......................... P-31

YOUR INVESTMENT
 Before You Invest................................... P-32
 Choosing a Class of Shares.......................... P-32
 Sales Charge Reductions and Waivers................. P-34
 How to Invest....................................... P-35
 How to Sell Your Investment......................... P-36
 How to Exchange Your Shares......................... P-38
 Account and Transaction Policies.................... P-39
 Dividends, Capital Gains and Taxes.................. P-40

FINANCIAL HIGHLIGHTS
 Aggressive Growth Fund.............................. P-41
 Capital Appreciation Trust.......................... P-42
 Growth Equity Fund.................................. P-43
 Growth and Income Trust............................. P-44
 International Equity Fund........................... P-45
 Mid Cap Stock Fund.................................. P-46
 Small Cap Stock Fund................................ P-47
 Technology Fund..................................... P-48
 Value Equity Fund................................... P-49

FOR MORE INFORMATION................................. P-50

PRIVACY NOTICE
--------------

PRIVACY NOTICE TO CLIENTS OF HERITAGE FAMILY OF FUNDS PN-1

                                  Prospectus

Aggressive Growth Fund
================================================================================

   Investment Objective. The Aggressive Growth Fund seeks long-term capital appreciation.

   How the Aggressive Growth Fund Pursues its Objective. The Aggressive Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in the equity securities of companies that may have significant growth potential (growth companies).

   The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. The portfolio manager attempts to purchase stocks that have the potential for above-average earnings or sales growth. Such stocks can typically have high price to earnings ratios. The portfolio manager generally does not emphasize investment in any particular investment sector or industry. However, due to its growth characteristics, the fund's investments in technology, from time to time, may represent a significant portion of its assets. The fund invests a majority of its assets in common stocks of small- and medium-capitalization companies, although the fund may invest a portion of its assets in common stocks of larger companies that it believes have significant growth potential.

   The fund will invest primarily in equity securities of growth companies that the portfolio manager believes have high growth rates and strong prospects for their business or services. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

   What are the Main Risks of Investing in the Aggressive Growth Fund. The greatest risk of investing in this fund is that the fund's returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

   Growth Companies. Investment in growth companies entails significant risks that you should consider before investing. The prices of growth company securities may rise and fall dramatically, based in part on investors' perceptions of the company rather than on fundamental analysis of the stocks. In certain cases, the portfolio manager may identify a company as a growth company based on a belief that actual or anticipated products or services will produce future earnings. If the company fails to realize these products or services, the price of its stocks may decline sharply and become less liquid.

   Small and Mid-Cap Companies. Investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

   Investing in Technology Companies. Investments in technology companies present special and significant risks. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the fund invests may become obsolete or have relatively short product cycles. As a result, the fund's returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies.

   Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The

                                 Prospectus 1
fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs and may result in additional tax consequences to investors.

   Who is the Portfolio Manager. Bert L. Boksen, a Managing Director and Senior Vice President of the fund's subadviser Eagle Asset Management, Inc., has been responsible for the day-to-day management since the fund's inception.

   How the Aggressive Growth Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2001. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Aggressive Growth Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance from one year to another. Because this information is based on past performance, it's not a guarantee of future results.

             [CHART]

 1999    2000   2001
 -----  ------  -----
 48.38  (0.23)  4.20

   Since its inception on August 20, 1998 through December 31, 2001, the Class A shares' highest quarterly return was 36.81% for the quarter ended December 31, 1999 and the lowest quarterly return was -22.27% for the quarter ended September 30, 2001. For the period from January 1, 2002 through March 31, 2002, Class A Shares' total return (not annualized) was 6.79%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

  AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*
                                                          Russell         Russell
                            Class A   Class B   Class C     2000           2500
          Period            Shares    Shares    Shares    Growth**  Growth(triangle up)
          ------            -------   -------   -------   --------  -------------------
  1 Year...................  -0.75%    -0.58%    3.47%     -9.23%         -10.83%
  Life of Class (8/20/98)..  20.24%    20.51%    21.08%     3.23%           7.82%

* The Aggressive Growth Fund's returns in this table are after deduction of sales charges and expenses.
** The Russell 2000 Growth Index is an unmanaged index that measures the performance of Russell Small Cap companies with higher price to book ratios and higher forecasted growth value. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
   (triangle up) The Russell 2500 Growth Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

   What are the Costs of Investing in the Aggressive Growth Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Aggressive Growth Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2001.

                                 Prospectus 2

SHAREHOLDER FEES (fees paid directly from your investment):aa aa
                                                     Class A Class B     Class C
                                                     ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)....................................  4.75%     None         None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)................................  None*     5%**    1%(triangle up)

* If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
(triangle up) Declining to 0% at the first year.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                                     Class A Class B Class C
                                                                     ------- ------- -------
Management Fees*....................................................  0.88%   0.88%   0.88%
Distribution and Service (12b-1) Fees...............................  0.25%   1.00%   1.00%
Other Expenses*.....................................................  0.34%   0.34%   0.34%
                                                                      ----    ----    ----
Total Annual Fund Operating Expenses................................  1.47%   2.22%   2.22%
                                                                      ====    ====    ====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.35% of that class' average daily net assets for the fund's 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.

   Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      Share Class                             Year 1 Year 3 Year 5 Year 10
      A shares...............................   $617   $918 $1,240  $2,149
      B shares
        Assuming redemption at end of period.   $625   $994 $1,290  $2,365
        Assuming no redemption...............   $225   $694 $1,190  $2,365
      C shares...............................   $225   $694 $1,190  $2,554

                                 Prospectus 3

Capital Appreciation Trust
================================================================================

   Investment Objective. The Capital Appreciation Trust seeks long-term capital appreciation.

   How the Capital Appreciation Trust Pursues its Objective. The Capital Appreciation Trust seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks selected for their potential to achieve capital appreciation over the long term.

   The fund's portfolio management team uses a "bottom-up" method of analysis based on fundamental research to determine which stocks to purchase for the fund. The portfolio management team purchases stock of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase such stocks that appear to be undervalued in relation to the company's long-term growth fundamentals. The portfolio management team invests in the stocks of companies of any size without regard to market capitalization.

   The fund will invest primarily in common stocks of companies that the portfolio management team believes have established positions in their industries and the potential for favorable long-term returns. The true worth of the companies' stocks, however, may not be recognized by the market or the stocks may be currently out of favor with investors. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

   What are the Main Risks of Investing in the Capital Appreciation Trust. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

   Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

   Core Holdings. Although the fund is diversified, the fund normally will hold a core portfolio of stocks of fewer companies than many other diversified funds. As a result, the increase or decrease of the value of a single stock may have a greater impact on the fund's net asset value and total return.

   Mid Cap and Small Cap Companies. Investing in mid cap and small cap companies generally involves greater risk than investing in larger, more established companies. Both mid cap and small cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

   Who is the Portfolio Manager. Herbert E. Ehlers is Chief Investment Officer and David G. Shell, Steven M. Barry and, Gregory H. Ekizian are Co-Chief Investment Officers and senior portfolio managers of the Goldman Sachs Asset Management investment team that manages the fund.

   How the Capital Appreciation Trust has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2001. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Capital Appreciation Trust's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.

                                 Prospectus 4

                              [CHART]

 1992   1993    1994   1995   1996   1997   1998   1999    2000   2001
 ----   -----  ------  -----  ----   -----  -----  -----  ------ ------
 9.71   18.41  (2.37)  20.27  18.9   42.72  34.18  40.39  (8.55) (8.14)

   For the ten-year period through December 31, 2001, the Class A shares' highest quarterly return was 27.36% for the quarter ended December 31, 1999 and the lowest quarterly return was -24.63% for the quarter ended September 30, 2001. For the period from January 1, 2002 through March 31, 2002, Class A shares' total return (not annualized) was -3.17%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

          AVERAGE ANNUAL RETURNS (for the period ended December 31, 2001)*


                         Class A  Class B  Class C
          Period         Shares   Shares*  Shares**  S&P 500(triangle up)
          ------         -------  -------  --------  --------------------
          1 Year........ -12.50%  -12.40%   -8.75%             -11.88%
          5 Years....... 16.56%     n/a     16.97%              10.70%
          10 Years...... 14.58%     n/a      n/a                12.94%
          Life of Class.   n/a    11.22%    17.39%           5.67%/14.98%

* The Capital Appreciation Trust's returns in this table are after deduction of sales charges and expenses.

** Class B and Class C shares were first offered on January 2, 1998 and April
   3,1995, respectively.

(triangle up) The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 5.67% and 14.98% are for the periods commencing on January 2, 1998 and April 3, 1995, respectively.

   What are the Costs of Investing in the Capital Appreciation Trust. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Trust. The fund's expenses are based on actual expenses incurred for the fiscal year ended August 31, 2001.

 SHAREHOLDER FEES (fees paid directly from your investment):
                                                     Class A Class B     Class C
                                                     ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)....................................  4.75%     None         None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)................................  None*     5%**    1%(triangle up)

* If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.

** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.

(triangle up) Declining to 0% at the first year.

         ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                 Class A   Class B   Class C
                                                 -------   -------   -------
         Management Fees*.......................  0.75%     0.75%     0.75%
         Distribution and Service (12b-1) Fees..  0.31%     1.00%     1.00%
         Other Expenses*........................  0.16%     0.16%     0.16%
                                                  ----      ----      ----
         Total Annual Fund Operating Expenses...  1.22%     1.91%     1.91%
                                                  ====      ====      ====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.

                                 Prospectus 5

   Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      Share Class                             Year 1 Year 3 Year 5 Year 10
      A shares...............................  $593   $844  $1,113 $1,882
      B shares
        Assuming redemption at end of period.  $594   $900  $1,132 $2,053
        Assuming no redemption...............  $194   $600  $1,032 $2,053
      C shares...............................  $194   $600  $1,032 $2,233

                                 Prospectus 6

Growth Equity Fund
================================================================================

   Investment Objective. The Growth Equity Fund seeks growth through long-term capital appreciation.

   How the Growth Equity Fund Pursues its Objective. The Growth Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks that have sufficient growth potential to offer above average long-term capital appreciation.

   The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The portfolio manager focuses on companies believed to have long-term returns greater than the average for companies included in the S&P 500 Index. At the time of purchase, each stock should have (1) projected earnings-per-share growth greater than the average of the S&P 500 Index, (2) a high profit margin, or (3) consistency and predictability of earnings. The portfolio manager selects common stocks for the fund based, in part, on the sustainability of a company's competitive advantage in the marketplace as well as the strength of its management team. If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio manager may sell the position.

   The fund invests primarily in the common stocks of companies selected by the portfolio manager. Generally, these companies will have sustainable competitive advantages in their industries, high-quality managements and recognized brand names. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. If the portfolio manager invokes this strategy, the fund's ability to achieve its investment objective may be affected adversely.

   What are the Main Risks of Investing in the Growth Equity Fund. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock, and/or general market/economic conditions. If this occurs, the fund's net asset value also may decrease.

   Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

   Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs and may result in additional tax consequences to investors.

   Who is the Portfolio Manager. Mr. Ashi Parikh, Managing Director and Portfolio Manager for the Institutional Growth Division of Eagle Asset Management, Inc., has been responsible for the day-to-day management of the fund since April 1999.

                                 Prospectus 7

   How the Growth Equity Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2001. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Growth Equity Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.

                      [CHART]

 1996    1997    1998    1999      2000     2001
 -----   -----   -----   -----   -------  -------
 24.23   37.61   36.69   66.15   (11.55)  (16.86)

   From its inception on November 16, 1995 through December 31, 2001, the Class A shares' highest quarterly return was 43.77% for the quarter ended December 31, 1999 and the lowest quarterly return was -21.27% for the quarter ended September 30, 2001. For the period from January 1, 2002 through March 31, 2002, Class A shares' total return (not annualized) was -0.80%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*
                                                                                                              Class A Class B
Period                                                                                                        Shares  Shares
------                                                                                                        ------- -------
1 Year....................................................................................................... -20.81% -20.77%
5 Years...................................................................................................... 16.96%    n/a
Life of Class (triangle up) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18.21%  12.56%

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*
                                                                                                              Class C
Period                                                                                                        Shares
------                                                                                                        -------
1 Year....................................................................................................... -17.47%
5 Years...................................................................................................... 17.22%
Life of Class (triangle up) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18.26%

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*

Period                                                                                                         S&P 500**
------                                                                                                        ------------
1 Year.......................................................................................................    11.88%
5 Years......................................................................................................    10.70%
Life of Class (triangle up) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.03%/5.67%

* The Growth Equity Fund's returns in this table are after deduction of sales charges and expenses.
** The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 13.03% and 5.67% are for the periods commencing on November 16, 1995 and January 2, 1998, respectively.
(triangle up) Class A and Class C Shares were first offered November 16, 1995.
              Class B Shares were first offered January 2, 1998.

   What are the Costs of Investing in the Growth Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2001.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                     Class A Class B     Class C
                                                     ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)....................................  4.75%    None         None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)................................  None*    5%**    1%(triangle up)

* If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
(triangle up) Declining to 0% at the first year.

                                 Prospectus 8

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                             Class A Class B Class C
                                                             ------- ------- -------
Management Fees*............................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees.......................  0.25%   1.00%   1.00%
Other Expenses*.............................................  0.22%   0.22%   0.22%
                                                              -----   -----   -----
Total Annual Fund Operating Expenses........................  1.22%   1.97%   1.97%
                                                              =====   =====   =====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.35% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2002 fiscal year. Any reductions in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.

   Expense Example. This example is intended to help you compare the cost of investing in the Growth Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                                                      Year 1 Year 3 Year 5 Year 10
A shares........................................................  $593   $844  $1,113 $1,874
B shares
 Assuming redemption at end of period..........................   $600   $918  $1,162 $2,102
 Assuming no redemption........................................   $200   $618  $1,062 $2,102
C shares........................................................  $200   $618  $1,062 $2,296

                                 Prospectus 9

Growth and Income Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Investment Objective. The Growth and Income Trust primarily seeks long-term capital appreciation and, secondarily, seeks current income.

   How the Growth and Income Trust Pursues its Objective. The fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of the fund's investment subadviser, Thornburg Investment Management, Inc., offer prospects for meeting the fund's investment goals.

   The fund's portfolio manager uses a "bottom up" method of analysis based on fundamental research to select securities for the fund's portfolio. The fund's portfolio manager seeks to construct the fund's portfolio to have a higher-weighted average dividend yield than the current dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in the fund's portfolio typically have at least one of the following characteristics: (1) a growth rate greater than inflation; (2) are issued by companies that the portfolio manager believes occupy important positions in an expanding industry;
(3) shareholder-oriented managements; or (4) current market prices below estimated intrinsic value. The fund's portfolio manager generally invests in medium- to large-capitalization companies that are diversified across different industries and sectors.

   Eligible investments typically include common stocks, corporate bonds, convertible bonds, preferred stocks, government securities and real estate investment trusts (REITs). The securities in which the fund may invest may be rated below investment grade by Moody's Investor Services or by Standard & Poor's or, if unrated, deemed to be of comparable quality.

   The fund may write covered call options (not to exceed 10% of its total assets) on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or buy call options to close out call options it has written. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

   What are the Main Risks of Investing in the Growth and Income Trust. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

   Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

   High-Yield Securities. The fund also may invest a portion of its assets in securities rated below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the fund's performance may vary significantly as a result. Therefore, an investment in the fund is subject to a higher risk of loss of principal than an investment in a fund that may not invest in lower-rated securities.

   Mid Cap Companies. The fund may invest in medium-capitalization companies, which generally involve greater risks than investing in larger, more established companies. Mid cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of

                                 Prospectus 10
business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

   Fixed-Income Securities. Because the fund may invest in fixed-income securities, it may be subject to interest rate risk. If interest rates rise, the market value of the fund's fixed-income securities will fall and, thus, may reduce the fund's return.

   Covered Call Options. Because the fund may write covered call options, the fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

   Who is the Portfolio Manager. William V. Fries, CFA, a Managing Director and Portfolio Manager at Thornburg Investment Management, Inc., has responsibility for the day-to-day management of the fund's investment portfolio.

   How the Growth and Income Trust has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2001. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Growth and Income Trust's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.


                                  [CHART]

1992  1993     1994   1995   1996   1997   1998  1999  2000   2001
----  -----  -------  -----  -----  -----  ----  ----  ----  ------
11.7  11.12  (0.88)   27.88  22.49  26.94  3.67  1.68  1.86  (3.26)

   For the ten-year period through December 31, 2001, the Class A shares' highest quarterly return was 10.35% for the quarter ended June 30, 1997 and the lowest quarterly return was -8.85% for the quarter ended September 30, 1998. For the period from January 1, 2002 through March 31, 2002, Class A shares' total return (not annualized) was -3.10%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*
               Class A  Class B   Class C
Period         Shares   Shares**  Shares**  S&P 500(triangle up)
------         -------  --------  --------  --------------------
1 Year........ -7.86%    -7.16%    -3.90%          11.88%
5 Years....... 4.66%      n/a      4.91%           10.70%
10 Years...... 9.24%      n/a       n/a            12.94%
Life of Class.  n/a      -0.09%    9.49%        5.67%/14.96%

* The Growth and Income Trust's returns in this table are after deduction of sales charges and expenses.
** Class B and Class C shares were first offered on January 2, 1998 and April
   3, 1995, respectively.
(triangle up) The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 5.67% and 14.96% are for the periods commencing on January 2, 1998 and April 3, 1995, respectively.

                                 Prospectus 11

   What are the Costs of Investing in the Growth and Income Trust. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Growth and Income Trust. The fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 2001.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                     Class A Class B     Class C
                                                     ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...................................  4.75%   None           None
Maximum Deferred Sales Charge (as a % of
  original purchase price or redemption proceeds,
  whichever is lower)...............................  None*   5%**      1%(triangle up)

* If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
(triangle up) Declining to 0% at the first year.

         ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                 Class A   Class B   Class C
                                                 -------   -------   -------
         Management Fees*.......................  0.75%     0.75%     0.75%
         Distribution and Service (12b-1) Fees..  0.25%     1.00%     1.00%
         Other Expenses*........................  0.48%     0.48%     0.48%
                                                  -----     -----     -----
         Total Annual Fund Operating Expenses...  1.48%     2.23%     2.23%
         Fee Waiver*............................  0.13%     0.13%     0.13%
                                                  -----     -----     -----
         Net Expenses...........................  1.35%     2.10%     2.10%
                                                  =====     =====     =====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.35% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.

   Expense Example. This example is intended to help you compare the cost of investing in the Growth and Income Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                              Year 1 Year 3 Year 5 Year 10
A shares................................  $606   $909  $1,233 $2,149
B shares
 Assuming redemption at end of period...  $613   $985  $1,283 $2,365
 Assuming no redemption.................  $213   $685  $1,183 $2,365
C shares................................  $213   $685  $1,183 $2,554

                                 Prospectus 12

International Equity Fund
================================================================================

   Investment Objective. The International Equity Fund seeks capital appreciation principally through investment in a portfolio of international equity securities.

   How the International Equity Fund Pursues its Objective. The International Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers.

   The fund's portfolio managers use a top down method of analysis based on fundamental research to select securities for the fund's portfolio. The fund may invest in securities traded on any securities market in the world. In allocating the fund's assets among various securities markets of the world, the portfolio manager considers such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations and financial, social, national and political factors. The portfolio manager also considers market regulations and liquidity of the market.

   The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index). Countries represented in the EAFE Index include Japan, France, the United Kingdom, Germany, Hong Kong and Singapore. The fund also invests in emerging markets (which may include investments in countries such as India, Mexico and Poland). Emerging markets are those countries whose markets are not yet highly developed. The fund can invest in foreign currency and purchase and sell foreign currency forward contracts and futures contracts to improve its returns or protect its assets.

   The fund may invest in any type or size of company. It may invest in companies whose earnings are believed to be in a relatively strong growth trend or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. Because income is an incidental consideration, the fund also can invest a portion of its assets in investment-grade fixed-income securities when equity securities appear to be overvalued. Investing in fixed-income securities affords the fund the opportunity for capital growth, as in periods of declining interest rates.

   The fund invests primarily in equity securities of foreign companies that the portfolio manager believes have the potential to capitalize on worldwide growth trends and global changes. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock and depository receipts. The fund also may invest in exchange traded index funds based on foreign indices. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

   What are the Main Risks of Investing in the International Equity Fund. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in equity securities whose value may decrease in response to the activities of the company that issued the security, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

   Foreign Securities. The fund also may invest without limit in foreign securities, either indirectly (e.g., through depository receipts) or directly in foreign markets. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the fund's returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign equity and currency markets -- as well as foreign economies and political systems -- may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the fund's foreign assets. Foreign laws

                                 Prospectus 13
and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Because the fund may invest in emerging markets, there are risks of greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   Derivatives. The fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If the fund's portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

   Fixed-Income Securities. Because the fund may invest in investment-grade fixed-income securities, it is subject to interest rate risk. If interest rates rise, the market value of the fund's fixed-income securities will fall and, thus, may reduce the fund's return.

   Who are the Portfolio Managers. Rudolf Riad Younes, Head of International Equities at Julius Baer Investment Management Inc., and Richard C. Pell, Chief Investment Officer of Julius Baer Investment Management Inc., have been responsible for the day-to-day management of the fund's assets since July 2002.

   How the International Equity Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2001. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the International Equity Fund's Class A share performance from one year to another. The table shows what the return of each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.

                  [CHART]

1996    1997   1998    1999     2000    2001
-----   ----   -----   -----   ------  -------
11.27   9.14   15.75   36.19   (21.62) (25.25)

   From its inception on December 27, 1995 through December 31, 2001, the fund's Class A shares' highest quarterly return was 25.39% for the quarter ended December 31, 1999 and the lowest quarterly return was -17.42% for the quarter ended September 30, 2001. For the period from January 1, 2002 through March 31, 2002, Class A shares' total return (not annualized) was -0.90%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

                                 Prospectus 14

       AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*
                                  Class A Class B Class C
       Period                     Shares  Shares  Shares  EAFE Index**
       ------                     ------- ------- ------- ------------
       1 Year ................... -28.80% -28.74% -25.79%       -21.45%
       5 Years................... -0.81%    n/a   -0.60%         0.90%
       Life of Class(triangle up)  1.04%  -3.18%   1.09%      1.72%/0.68%

* The International Equity Fund's returns in this table are after deduction of sales charges and expenses.
** The EAFE Index is an unmanaged index representative of the market structure of approximately 47 developed and emerging markets. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 1.72% and 0.68% are for the periods commencing on December 27, 1995 and January 2, 1998, respectively.
(triangle up) Class A and Class C Shares were first offered December 27, 1995.
              Class B Shares were first offered January 2, 1998.

   What are the Costs of Investing in the International Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund. The fund's expenses are restated to reflect the fund's current net expenses for the fiscal year ending
October 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                     Class A Class B     Class C
                                                     ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)....................................  4.75%     None         None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower)................................  None*     5%**    1%(triangle up)

* If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
(triangle up) Declining to 0% at the first year.

         ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets)*:
                                                 Class A   Class B   Class C
                                                 -------   -------   -------
         Management Fees**......................  1.00%     1.00%     1.00%
         Distribution and Service (12b-1) Fees..  0.25%     1.00%     1.00%
         Other Expenses*........................  0.91%     0.91%     0.91%
                                                  ----      ----      ----
         Total Annual Fund Operating Expenses...  2.16%     2.91%     2.91%
         Fee Waiver**...........................  0.38%     0.38%     0.38%
         Net Expenses...........................  1.78%     2.53%     2.53%
                                                  ====      ====      ====

* The expense information in this table has been restated to reflect what the fund's current net expenses would be for the fiscal year ending October 31, 2002, taking into account a new contractual fee waiver by Heritage Asset Management, Inc.
** Heritage Asset Management, Inc., has agreed to waive its fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.78% of the class' average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.53% of that class' average daily net assets for the fund's 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.

                                 Prospectus 15

   Expense Example. This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                             Year 1 Year 3 Year 5 Year 10
A shares...............................  $647  $1,084 $1,546 $2,821
B shares
  Assuming redemption at end of period.  $656  $1,165 $1,600 $3,028
  Assuming no redemption...............  $256   $865  $1,500 $3,028
C shares...............................  $256   $865  $1,500 $3,206

                                 Prospectus 16

Mid Cap Stock Fund
================================================================================

   Investment Objective. The Mid Cap Stock Fund seeks long-term capital appreciation.

   How the Mid Cap Stock Fund Pursues its Objective. The Mid Cap Stock Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-capitalization companies, each of which has a total market capitalization of between $500 million and $10 billion (mid cap companies).

   The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. The fund's portfolio manager seeks to purchase mid cap companies that have above-average earnings, cash flow and growth at a discount from their market value. The portfolio manager focuses on common stocks of mid cap companies that have sustainable advantages in their industries or sectors.

   The fund will invest primarily in the equity securities of companies that the portfolio manager believes may be rapidly developing their business franchises, services and products, and have competitive advantages in their sectors. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

   What are the Main Risks of Investing in the Mid Cap Stock Fund. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

   Mid Cap Companies. Investing in mid cap companies generally involves greater risk than investing in larger, more established companies, but less risk than investing in small-capitalization companies. Mid cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

   Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs and may result in additional tax consequences to investors.

   Who is the Portfolio Manager. Todd McCallister, Ph.D., CFA, Managing Director and a Senior Vice President of Eagle Asset Management, Inc., has been responsible for the day-to-day management since the fund's inception.

                                 Prospectus 17

   How the Mid Cap Stock Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2001. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Mid Cap Stock Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.

             [CHART]

 1998     1999     2000    2001
 ----     -----    -----   -----
 9.84     26.75    19.46   19.15

   Since its inception on November 6, 1997 through December 31, 2001, the Class A shares' highest quarterly return was 21.68% for the quarter ended December 31, 1999 and the lowest quarterly return was -13.50% for the quarter ended September 30, 1998. For the period from January 1, 2002 through March 31, 2002, Class A shares' total return (not annualized) was 5.64%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*
                                                         S&P
                            Class A Class B Class C    Mid Cap
Period                      Shares  Shares  Shares      400**
------                      ------- ------- ------- -------------
1 Year..................... 13.49%  14.16%  18.22%     - 0.61%
Life of Class(triangle up). 16.80%  17.48%  17.29%  12.64%/12.48%

* The Mid Cap Stock Fund's returns in this table are after deduction of sales charges and expenses.
** The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 12.64% and 12.48% are for the periods commencing on November 6, 1997 and January 2, 1998, respectively.
(triangle up) Class A and Class C Shares were first offered November 6, 1997.
              Class B Shares were first offered January 2, 1998.

   What are the Costs of Investing in the Mid Cap Stock Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2001.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                  Class A Class B     Class C
                                                  ------- ------- ---------------
Maximum Sales Charge Imposed on Purchases (as a %
 of offering price)..............................  4.75%   None        None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds,
 whichever is lower).............................  None*   5%**   1%(triangle up)

* If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
(triangle up) Declining to 0% at the first year.

                                 Prospectus 18

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                                                                                           Class A
                                                                                                                           -------
Management Fees* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .....  0.75%
Distribution and Service (12b-1) Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ........  0.25%
Other Expenses* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..  0.50%
                                                                                                                            ----
Total Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .............  1.50%
Management Fees Recovery*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .................................  0.05%
                                                                                                                            ----
Net Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.55%
                                                                                                                            ====

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                                                                                           Class B
                                                                                                                           -------
Management Fees* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .....  0.75%
Distribution and Service (12b-1) Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ........  1.00%
Other Expenses* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..  0.50%
                                                                                                                            ----
Total Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .............  2.25%
Management Fees Recovery*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .................................  0.05%
                                                                                                                            ----
Net Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.30%
                                                                                                                            ====

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                                                                                           Class C
                                                                                                                           -------
Management Fees* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .....  0.75%
Distribution and Service (12b-1) Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ........  1.00%
Other Expenses* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..  0.50%
                                                                                                                            ----
Total Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .............  2.25%
Management Fees Recovery*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .................................  0.05%
                                                                                                                            ----
Net Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.30%
                                                                                                                            ====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.55% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.30% of that class' average daily net assets for the fund's 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.

   Expense Example. This example is intended to help you compare the cost of investing in the Mid Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      Share Class                            Year 1 Year 3 Year 5 Year 10
      A shares..............................  $625   $931  $1,259 $2,185
      B shares
        Assuming redemption at end of period  $633  $1,008 $1,309 $2,400
        Assuming no redemption..............  $233   $708  $1,209 $2,400
      C shares..............................  $233   $708  $1,209 $2,589

                                 Prospectus 19

Small Cap Stock Fund
================================================================================

   Investment Objective. The Small Cap Stock Fund seeks long-term capital appreciation.

   How the Small Cap Stock Fund Pursues its Objective. The Small Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small-capitalization companies, each of which has a total market capitalization of less than $2 billion (small cap companies).

   The fund will invest in securities of companies that appear to be undervalued in relation to their long-term earning power or the asset value of their issuers and that appear to have significant future growth potential. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely. The fund has two subadvisers, Eagle Asset Management, Inc. and Awad Asset Management, Inc. Each subadviser manages a portion of the fund's assets and has a different management style.

   In making its investment decisions, Eagle generally focuses on investing in the securities of companies that Eagle believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and a high or expanding return on equity. Eagle utilizes a "bottom-up" approach to identifying the companies in which it invests. Eagle also will perform fundamental financial research.

   Awad employs an investment management approach that seeks to provide investment returns in excess of inflation while attempting to minimize volatility relative to the overall small cap market. Awad seeks to achieve these goals through fundamental research consisting of internal research. The companies in which Awad invests generally will have, in the opinion of Awad, steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and the ability to perform well in a stagnant economy. The companies purchased generally will have low price-to-earnings ratios relative to the stock market in general.

   What are the Main Risks of Investing in the Small Cap Stock Fund. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

   Value Stocks. This fund may invest its assets in value stocks, which are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks' prices remaining undervalued for extended periods of time. The fund's performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

   Small Cap Companies. Investing in small cap companies generally involves greater risks than investing in medium- or large-capitalization companies. Small cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

   Who are the Portfolio Managers. James D. Awad, Chairman of Awad Asset Management, Inc., has been responsible for the day-to-day management of Awad's portion of the fund's assets since the fund's inception. Bert L. Boksen, a Managing Director and Senior Vice President of Eagle Asset Management, Inc., has been responsible for the day-to-day management of Eagle's portion of the fund's assets since August 1995.

   How the Small Cap Stock Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2001. This information is


                                 Prospectus 20
intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Small Cap Stock Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.


                      [CHART]

1994  1995   1996   1997    1998   1999  2000   2001
----  ----  -----  -----  -------  ----  ----  -----
0.53  36.9   27.46  29.26  (12.21)  7.13  5.57  12.46

   From its inception on May 7, 1993 through December 31, 2001, the Class A shares' highest quarterly return was 21.64% for the quarter ended June 30, 1999 and the lowest quarterly return was -25.03% for the quarter ended September 30, 1998. For the period from January 1, 2002 through March 31, 2002, Class A shares' total return (not annualized) was 8.27%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*
                                    Class A Class B Class C       Russell
Period                              Shares  Shares  Shares        2000**
------                              ------- ------- ------- -------
1 Year.............................  7.12%   7.63%   11.62%         2.49%
5 Years............................  6.57%    n/a    6.83%          7.52%
Life of Class(triangle up).........  12.24%  1.72%   13.32%  10.73%/4.10%/11.28%

* The Small Cap Stock Fund's returns in this table are after deduction of sales charges and expenses.
** The Russell 2000 Index is an unmanaged index comprised of 2000 companies with an average market capitalization of more than $530 million as of June 30, 2001. Its returns do not include the effect of sales charges. That means the actual returns would be lower if they included the effect of sales charges. Returns of 10.73%, 4.10% and 11.28% are for the periods commencing on May 7, 1993, January 2, 1998 and April 3, 1995, respectively.
(triangle up) Class A, Class B and Class C shares were first offered on May 7,
              1993, January 2, 1998 and April 3, 1995, respectively.

   What are the Costs of Investing in the Small Cap Stock Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Stock Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2001.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                     Class A Class B     Class C
                                                     ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)....................................  4.75%     None         None
Maximum Deferred Sales Charge (as a % of
 original purchase price or redemption proceeds
 whichever is lower)................................  None*     5%**    1%(triangle up)

* If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
(triangle up) Declining to 0% at the first year.

                                 Prospectus 21

          ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                  Class A   Class B   Class C
                                                  -------   -------   -------
         Management Fees*........................  0.83%     0.83%     0.83%
         Distribution and Service (12b-1) Fees...  0.25%     1.00%     1.00%
         Other Expenses*.........................  0.25%     0.25%     0.25%
                                                   -----     -----     -----
         Total Annual Fund Operating Expenses....  1.33%     2.08%     2.08%
         Fee Waiver..............................  0.03%     0.03%     0.03%
                                                   -----     -----     -----
         Net Expenses............................  1.30%     2.05%     2.05%
                                                   =====     =====     =====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.30% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.05% of that class' average daily net assets for the fund's 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.

   Expense Example. This example is intended to help you compare the cost of investing in the Small Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     Share Class                             rYear 1 Year 3 Year 5 Year 10
     A shares...............................  $601    $874  $1,166 $1,998
     B shares
       Assuming redemption at end of period.  $608    $949  $1,216 $2,216
       Assuming no redemption...............  $208    $649  $1,116 $2,216
     C shares...............................  $208    $649  $1,116 $2,408

                                 Prospectus 22

Technology Fund
================================================================================

   Investment Objective.   The Technology Fund seeks long-term capital
appreciation.

   How the Technology Fund Pursues its Objective.   The Technology Fund seeks
to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) primarily in equity securities of companies that rely extensively on technology in their processes, products or services, or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce (technology companies). Special emphasis may be given to companies employing innovative technology to enhance distribution systems, develop new products and increase management efficiencies. The fund invests in various technology subsectors, including but not limited to, personal computer hardware and software, enterprise hardware and software, data networking, telecommunications, Internet and electronic commerce, semiconductors, semiconductor equipment, computer/business services, contract manufacturing and component distribution.

   The fund's portfolio manager will use a "bottom-up" method of analysis based on fundamental research to select companies for the fund's portfolio. In selecting investments, the fund's portfolio manager will search for companies, regardless of size, whose stocks appear to be trading below their true value. The Fund may invest in companies that are positioned for accelerated growth or higher earnings. The portfolio manager may sell any security in the fund's portfolio if the company's fundamentals deteriorate, the competitive landscape of the company or its industry changes, the company's position size in the fund's portfolio becomes too large, or new investments are more attractive.

   The fund will invest primarily in equity securities of companies that rely extensively on technology in their processes, products or services, or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock, and American Depository Receipts. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

   What are the Main Risks of Investing in the Technology Fund.   The greatest
risk of investing in this fund is that its returns will fluctuate and investors could lose their money. This fund invests primarily in the equity securities of companies whose value may decrease in response to the activities of the company that issued the securities, and/or general market/economic conditions. If this occurs, the fund's net asset value also may decrease.

   Investing in a Single Sector. The fund concentrates its investments in the technology sector. As a result, the fund's investments are more likely to be sensitive to sector-wide conditions. Adverse conditions or developments affecting one technology subsector may affect other companies within related technology subsectors. The market prices of companies within these subsectors may move in tandem, which may cause greater volatility on the fund's net asset value and performance than on a fund that invests among different and unrelated sectors.

   Technology Companies. Investments in technology companies present special and significant risks. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the fund invests may become obsolete or have relatively short product cycles.
As a result the fund's returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies.

   Small Cap Companies. The fund may invest in small-capitalization technology companies. Small cap companies often have narrower markets and more
limite  d managerial and  financial  resources    than



                                 Prospectus 23
larger, more established companies. As a result, their performance can be more volatile. They face greater risk of business failure, which also could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

   Interest Rate Risk. A rising interest rate environment tends to negatively affect companies in the technology sector. Those technology companies having high market valuations may appear less attractive to investors which may cause sharp decreases in the companies' market prices. Further, those technology companies seeking to finance their expansion would have increased borrowing costs which may negatively impact their earnings. In addition, a rise in interest rates typically will cause the market value of any fixed-income securities held by the fund to fall. Consequently, in a rising interest rate environment, the fund's performance may be reduced.

   Illiquid Securities. Because technology securities may be volatile, there is the possibility that the technology securities in which the fund invests may become illiquid. Illiquid securities may trade at a discount when compared to more liquid investments. The fund may be unable to sell illiquid securities in a timely manner or at a fair price due to the lack of liquidity. In addition, the sale of such securities may require more time and increased selling expenses. Consequently, the fund's investments in illiquid securities may have an adverse impact on its net asset value.

   Non-Diversification Risk. The fund is non-diversified, which means it invests in a limited number of companies. Consequently, the performance of any one company may have a substantial impact on the fund's performance. In addition, the fund's net asset value may fluctuate more than a fund investing in a larger number of companies.

   Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs and may result in additional tax consequences to investors.

   Who is the Portfolio Manager. Duane Eatherly, CFA, a Portfolio Manager and Senior Research Analyst for the fund's subadviser Eagle Asset Management, Inc., is responsible for the day-to-day management of the fund.

   How the Technology Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2001. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Technology Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it is not a guarantee of future results.

    [CHART]

   2000     2001
 -------  -------
 (33.47)  (26.78)

   Since its inception on November 18, 1999 through December 31, 2001, the Class A shares' highest quarterly return was 42.63% for the quarter ended December 31, 2001 and the lowest quarterly return was -40.27% for the quarter ended December 31, 2000. For the period from January 1, 2002 through March 31, 2002, Class A Shares' total return (not annualized) was -5.67%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

                                 Prospectus 24

          AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*
                                                                 Goldman
                                                                  Sachs
                                     Class A  Class B  Class C  Technology
          Period                     Shares   Shares   Shares    Index**
          ------                     ------   ------   ------    -------
          1 Year.................... -30.26%  -30.28%  -27.37%    -28.56%
          Life of Class (11/18/99).. -23.21%  -23.05%  -22.02%    -26.23%

* The Technology Fund's returns in this table are after deduction of sales charges and expenses.

** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

   What are the Costs of Investing in the Technology Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the fund. The fund's expenses are based on expenses incurred for the fiscal year ended October 31, 2001.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                             Class A Class B     Class C
                                                             ------- -------     -------
Maximum Sales Charge Imposed on Purchases (as a % of
 offering price)............................................  4.75%     None      None
Maximum Deferred Sales Charge (as a % of original purchase
 price or redemption proceeds, whichever is lower)..........  None*     5%** 1%(triangle up)

* If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.

** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.

(triangle up) Declining to 0% at the first year.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                                     Class A Class B Class C
                                                                     ------- ------- -------
Management Fees*....................................................  1.00%   1.00%   1.00%
Distribution and Service (12b-1) Fees...............................  0.25%   1.00%   1.00%
Other Expenses*.....................................................  0.52%   0.52%   0.52%
                                                                      ----    ----    ----
Total Annual Fund Operating Expenses................................  1.77%   2.52%   2.52%
Fee Waiver..........................................................  0.12%   0.12%   0.12%
                                                                      ----    ----    ----
Net Expenses........................................................  1.65%   2.40%   2.40%
                                                                      ====    ====    ====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.65% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.40% of that class' average daily net assets for the fund's 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or reimbursement without the approval of fund shareholders.

   Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      Share Class                             Year 1 Year 3 Year 5 Year 10
      A shares...............................  $635   $995  $1,378 $2,450
      B shares
        Assuming redemption at end of period.  $643  $1,073 $1,430 $2,663
        Assuming no redemption...............  $243   $773  $1,330 $2,663
      C shares...............................  $243   $773  $1,330 $2,847


                                 Prospectus 25

Value Equity Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Investment Objectives. The Value Equity Fund's primary investment objective is long-term capital appreciation. Current income is its secondary objective.

   How the Value Equity Fund Pursues its Objectives. The Value Equity Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities that, when purchased, meet certain quantitative and qualitative standards that indicate above-average financial soundness and high intrinsic value relative to price.

   The fund invests in those companies that have price-to-earnings ratios 20% below the average of those companies represented by the S&P 500. In addition, each company may have one or more of the following criteria: (1) high dividend yield, (2) low valuations compared with its industry, (3) low debt-to-capital ratio, or (4) favorable cash flow and growth rates.

   The portfolio managers use a "bottom-up" approach centered on a company's fundamentals. Initially, the portfolio managers screen a universe of over 1500 companies. From this universe, they find a number of issuers that meet one or more of their investment criteria. The portfolio managers then consider investment viability of those companies. Some of the tests that they use include: how management uses the company's cash, management's reputation, the market for the company's products, and future industry growth, among other factors. The portfolio managers then select 30 to 50 issuers in a variety of industries for inclusion in the fund's portfolio based on the companies' potential future market performance. The portfolio managers anticipate selling all or part of a company's stock when its fundamentals deteriorate, if that stock's position in the portfolio becomes excessive or if the stock reaches its price target.

   The fund invests primarily in the equity securities of companies that the portfolio manager believes have attractive business models, prospects and growth potential, but that may have been overlooked by the market. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock.

   The fund also may write covered call options not to exceed 10% of its total assets on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or to close out call options it has written. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

   What are the Main Risks of Investing in the Value Equity Fund. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.

   Value Stocks. Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the fund's investments in value stocks may limit its downside risk over time, the fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

   Covered Call Options. Because the fund may write covered call options, the fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While options can limit the fund's losses, they also can limit gains from market movements.

   Who are the Portfolio Managers. Russell S. Tompkins, a Managing Partner and the Chief Operating Officer at Osprey Partners Investment Management, LLC, and Jerome D. Fischer, a

                                 Prospectus 26

Managing Partner and the Head of Equity Research at Osprey, have shared responsibility for the day-to-day management of the fund's investment portfolio since May 1999.

   How has the Value Equity Fund Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2001. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Value Equity Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.

                        [CHART]

  1995    1996    1997    1998    1999     2000    2001
------   -----   -----   ------   ----    -----   ------
 36.57   13.29   25.53   (0.65)   0.01    13.86   (5.50)

   From its inception on December 30, 1994 through December 31, 2001, the Class A shares' highest quarterly return was 16.29% for the quarter ended December 31, 1998 and the lowest quarterly return was -15.14% for the quarter ended September 30, 2001. For the period from January 1, 2002 through March 31, 2002, Class A shares' total return (not annualized) was 1.17%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

     AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2001)*
                                Class A Class B Class C    Russell 1000
     Period                     Shares  Shares  Shares       Value**
     ------                     ------  ------  ------       -------
     1 Year....................  -9.99% -10.00%  -6.25%       -5.59%
     5 Years...................  5.03%    n/a    5.25%        11.13%
     Life of Class(triangle up)  10.22%  0.31%   9.51%  16.16%/6.42%/15.25%


* The Value Equity Fund's returns in this table are after deduction of sales charges and expenses.
** The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. Returns of 16.16%, 6.42% and 15.25% are for the periods commencing December 30, 1994, January 2, 1998 and April 3, 1995, respectively.

(triangle up) Class A, Class B and Class C shares were first offered on
              December 30, 1994, January 2, 1998 and April 3, 1995, respectively.

   What are the Costs of Investing in the Value Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2001.

SHAREHOLDER FEES (fees paid directly from your investment):
                                                                     Class A Class B     Class C
                                                                     ------- -------     -------
Maximum Sales Charge Imposed on Purchases (as a % of offering price)  4.75%     None      None
Maximum Deferred Sales Charge (as a % of original
 purchase price or redemption proceeds, whichever is lower).........  None*     5%** 1%(triangle up)
----------------------------------------------------------------------------------------------------

* If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
** Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
(triangle up) Declining to 0% at the first year.

                                 Prospectus 27

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                                     Class A Class B Class C
                                                                     ------- ------- -------
Management Fees*....................................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees...............................  0.25%   1.00%   1.00%
Other Expenses*.....................................................  0.69%   0.69%   0.69%
                                                                      ----    ----    ----
Total Annual Fund Operating Expenses................................  1.69%   2.44%   2.44%
Fee Waiver and/or Expense Reimbursement*............................  0.24%   0.24%   0.24%
                                                                      ----    ----    ----
Net Expenses........................................................  1.45%   2.20%   2.20%
                                                                      ====    ====    ====
--------------------------------------------------------------------------------------------

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.45% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.20% of that class' average daily net assets for the class' 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change fee waivers or expense reimbursements without the approval of fund shareholders.

   Expense Example. This example is intended to help you compare the cost of investing in the Value Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      Share Class                             Year 1 Year 3 Year 5 Year 10
      A shares...............................  $616   $960  $1,328 $2,359
      B shares
        Assuming redemption at end of period.  $623  $1,038 $1,379 $2,572
        Assuming no redemption...............  $223   $738  $1,279 $2,572
      C shares...............................  $223   $738  $1,279 $2,758
      --------------------------------------------------------------------

                                 Prospectus 28

                            MANAGEMENT OF THE FUNDS

Who Manages Your Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Manager. Heritage Asset Management, Inc. (Heritage) serves as investment adviser and administrator for each fund. Heritage manages, supervises and conducts the business and administrative affairs of these funds and other Heritage mutual funds with net assets totaling approximately $7.5 billion as of March 31, 2002. The table below indicates what Heritage charged each fund for investment advisory and administration fees during the fund's last fiscal year and contractual fee rates:

                                   Fees Charged   Contractual Fees
                                   ------------ ----------------
      . Aggressive Growth Fund         0.88%          1.00%*
      . Capital Appreciation Trust     0.75%          0.75%
      . Growth Equity Fund             0.75%          0.75%
      . Growth and Income Trust        0.62%          0.75%**
      . Mid Cap Stock Fund             0.80%+         0.75%
      . Small Cap Stock Fund           0.83%          1.00%*
      . Technology Fund                0.88%         1.00%(triangle up)//
      . Value Equity Fund              0.51%          0.75%

               ----------
               * Heritage's annual fee is 1.00% of the fund's average daily net assets on the first $50 million and 0.75% on average daily net assets over $50 million.
              ** Heritage's annual fee is 0.75% of the fund's average daily net assets on the first $100 million and 0.60% on average daily net assets over $100 million.
               + Fees charged reflects a 0.05% recovery of advisory fees that were previously waived.
   (triangle up)  Heritage's annual fees is 1.00% of the fund's average daily net assets on the first $100 million and 0.75% on average daily net assets over $100 million.

   The investment advisory and administration fee charged rate and contractual fee to the International Equity Fund during the fund's last fiscal year were 0.74% and 1.00% respectively. Heritage did not serve as the investment adviser to the International Equity Fund prior to July 1, 2002. Prior to July, 2002, Eagle Asset Management, Inc. served as the Fund's investment adviser.

   Heritage is located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and is a wholly owned subsidiary of Raymond James Financial, Inc. (RJF) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

   Subadvisers. Heritage may allocate and reallocate the assets of a fund among one or more investment subadvisers, subject to review by the Board of Trustees. In the future, Heritage may propose the addition of one or more additional subadvisers, subject to approval by the Board of Trustees and, if required by the Investment Company Act of 1940, fund shareholders. Pursuant to an exemptive order from the Securities and Exchange Commission, Heritage is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the Aggressive Growth Fund, Growth and Income Trust, International Equity Fund, Technology Fund and Value Equity Fund without approval of fund shareholders, but subject to approval of the Board. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing adviser is terminated. Heritage has selected the following subadvisers to provide investment advice and portfolio management services to the funds' portfolios:

    . Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33717, serves as the subadviser to the Aggressive Growth Fund, the Capital Appreciation Trust, the Growth Equity Fund, the Growth and Income Trust, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund. However, Heritage, the Funds' investment adviser, currently has not allocated any of the assets of the Capital Appreciation Trust, Growth and Income Trust, or the Value Equity Fund to Eagle. As of March 31, 2002, Eagle had approximately $6.0 billion of assets under its discretionary management.

                                 Prospectus 29

    . Goldman Sachs Asset Management, 2502 Rocky Point Drive, Tampa, Florida 33607, serves as the subadviser to the Capital Appreciation Trust. As of March 31, 2002, Goldman Sachs Asset Management, together with its affiliates, acts as investment adviser, administrator or distributor for assets in excess of $296.8 billion.

    . Julius Baer Investment Management Inc., 330 Madison Avenue, New York, New York 10017, the subadviser to the International Equity Fund is part of the Julius Baer Group of Zurich, Switzerland, which manages more than $75 billion of assets for institutions and individuals around the world, as of December 31, 2001.

    . Awad Asset Management, Inc. serves as a subadviser to the Small Cap Stock Fund. Awad, 250 Park Avenue, New York, New York 10177, a wholly owned subsidiary of RJF, had $857 million of assets under its discretionary management as of March 31, 2002.

    . Osprey Partners Investment Management, LLC, Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702, serves as subadviser to the Value Equity Fund. Heritage has allocated all of the Fund's assets to Osprey. As of March 31, 2002, Osprey had approximately $3.4 billion of assets under its discretionary management.

    . Thornburg Investment Management, Inc., 119 East Marcy Street, Suite 200, Santa Fe, New Mexico 87501, serves as the subadviser to the Growth and Income Trust. Heritage has allocated all of the fund's assets to Thornburg. As of March 31, 2002, Thornburg had approximately $5.3 billion of assets under its discretionary management.

   Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of each fund:

    . Aggressive Growth Fund -- Bert L. Boksen has been responsible for the day-to-day management since the fund's inception. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Prior to that, he was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer, and Chairman of the Raymond James & Associates, Inc. Focus List Committee.

    . Capital Appreciation Trust -- Herbert E. Ehlers is Chief Investment Officer and David G. Shell, Steven M. Barry and Gregory H. Ekizian are Co-Chief Investment Officers and senior portfolio managers of the Goldman Sachs Asset Management investment team that manages the fund. They also are Managing Directors of Goldman Sachs. The investment team is nationally recognized for their ability to identify businesses which are strategically poised for long-term growth and which are reasonably priced.

    . Growth Equity Fund -- Ashi Parikh has been responsible for the day-to-day management of the fund since April 1999. Mr. Parikh is Managing Director of the Institutional Growth Division of Eagle and has served as Managing Director and Portfolio Manager for the Large Capitalization Growth Equity Program for Eagle since April 1999. Mr. Parikh joined Eagle from Bank One Investment Advisers, Inc. where he was Managing Director of their Growth Equity Team and lead manager for the One Group Large Company Growth Fund and the One Group Growth Opportunities Fund. He joined Bank One Corporation in 1992 and Bank One Investment Advisers in 1994.

    . Growth and Income Trust -- William V. Fries has been responsible for the day-to-day management of the fund since July 2001. Mr. Fries has been a Managing Director and Portfolio Manager at Thornburg since 1995. He has over 30 years of investment management experience, including managing equity mutual funds for another investment management company. He began his investment career as a security analyst and bank investment officer. Mr. Fries is a Chartered Financial Analyst.

                                 Prospectus 30

    . International Equity Fund -- Rudolf Riad Younes and Richard C. Pell have shared responsibility for the day-to-day management of the fund since July 2002. Mr. Younes, Head of International Equities, joined Julius Baer in 1993. Prior to joining Julius Baer Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an MBA in Management from Yale University and an MS in Electrical Engineering from Columbia University. Mr. Pell joined Julius Baer as Chief Investment Officer (USA) in 1995. Prior work experience was at Bankers Trust Company, Mitchell Hutchins Institutional Investors, and Bank of Tokyo Trust Company. Mr. Pell has an MBA in Finance from New York University and an AB in History from the University of California at Berkeley.

    . Mid Cap Stock Fund -- Todd McCallister, Ph.D., CFA, has been responsible for the day-to-day management since the fund's inception. Mr. McCallister is a Managing Director and Senior Vice President of Eagle. Prior to joining Eagle in 1997, Mr. McCallister served as a portfolio manager for IAI Mutual Funds from 1992 to 1997. Stacey Serafini Thomas serves as Assistant Portfolio Manager of the fund since 2000. Prior to joining Eagle, Ms. Thomas was employed in the Investment Banking Department of Raymond James & Associates, Inc. from 1997 to 1999.

    . Small Cap Stock Fund -- James D. Awad has been responsible for the day-to-day management of Awad Asset Management's portion of the fund's assets since the fund's inception. Mr. Awad has been Chairman of Awad since 1992. Bert L. Boksen has been responsible for the day-to-day management of Eagle's portion of the fund's assets since August 1995. Mr. Boksen is a Managing Director and Senior Vice President of Eagle and has been employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee.

    . Technology Fund -- Duane Eatherly, a Portfolio Manager and Senior Research Analyst for Eagle, is responsible for the day-to-day management of the fund's portfolio. From July 1996 to May 1999 when he joined Eagle, Mr. Eatherly served as a Sector Manager (Technology Equities) at Banc One Investment Advisors. He was employed by affiliates of Banc One from June 1993 to January 1996. Mr. Eatherly is a Chartered Financial Analyst.

    . Value Equity Fund -- Russell S. Tompkins and Jerome D. Fischer have shared responsibility for the day-to-day management of the fund since May 1999. Mr. Tompkins has been a Managing Partner and Chief Operating Officer at Osprey since September 1998. At the time of his departure from Fox Asset Management, Inc., Mr. Tompkins was a Managing Director, Director of Compliance and Senior Portfolio Manager. He was employed at Fox from January 1988 to September 1998. Mr. Fischer has been a Managing Partner and Head of Equity Research at Osprey since September 1998. At the time of his departure from Fox, Mr. Fischer also had served as a Principal, Director of Large Cap Equity Research and Senior Portfolio Manager. He was employed at Fox from July 1992 to September 1998.

Distribution of Fund Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Raymond James & Associates, Inc. (Distributor) currently serves as the distributor of the funds. The Distributor may compensate other broker/dealers to promote sales of fund shares.

   Heritage pays a service fee based on average daily net assets to broker/dealers, including the Distributor, who have services agreements with Heritage. Heritage pays these service fees out of amounts received for investment advisory and administrative services provided to the funds.

                                 Prospectus 31

                                YOUR INVESTMENT

Before You Invest
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Before you invest in a fund, please:

      . Read this Prospectus carefully.
      . Decide which fund or funds best suit your needs and your goals, . Decide which class of shares is best for you, and then
      . Decide how much you wish to invest and how you want to open an account.

Choosing A Class Of Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   You can choose from three classes of fund shares: Class A shares, Class B shares and Class C shares. Each class has a different combination of sales charges and ongoing fees allowing you to choose the class that best meets your needs. You should make this decision carefully based on:

      . the amount you wish to invest,

      . the different sales charges that apply to each share class,

      . whether you qualify for any reduction or waiver of sales charges,

      . the length of time you plan to keep the investment, and

      . the class expenses.

   Class A Shares. You may purchase Class A shares at the "offering price" -- a price equal to their net asset value, plus a maximum sales charge of 4.75% imposed at the time of purchase. Class A shares are subject to ongoing distribution and service (Rule 12b-1) fees of up to 0.25% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B shares and Class C shares.

   If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below.

                             Class A Sales Charges
                               -----------------

                                                        Dealer Concession
                           As a % of       As a % of         as % of
     Your Investment     Offering Price Your Investment Offering Price/(1)/
     ---------------     -------------- --------------- ------------------
     Less than $25,000..      4.75%          4.99%               4.25%
     $25,000 - $49,999..      4.25%          4.44%               3.75%
     $50,000 - $99,999..      3.75%          3.90%               3.25%
     $100,000 - $249,999      3.25%          3.36%               2.75%
     $250,000 - $499,999      2.50%          2.56%               2.00%
     $500,000 - $999,999      1.50%          1.52%               1.25%
     $1,000,000 and over      0.00%          0.00%             0.00%/(2)/

          ----------
       /(1)/ During certain periods, the fund's distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
       /(2)/ For purchases of $1 million or more, Heritage may pay from its own resources to the distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. An investor who redeems those Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge of 1.00% and Heritage will retain the Rule 12b-1 fees for the 18-month period.

                                 Prospectus 32

   Class B Shares. You may purchase Class B shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares within 6 years of purchase, you will pay a "contingent deferred" sales charge (CDSC) at the time of sale of up to 5.00%. Class B shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares but the same as for the Class C shares. Class B shares are offered for sale only for purchases of less than $100,000.

   If you choose to invest in Class B shares, you will pay a sales charge if you sell those shares within 6 years of purchase. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. The CDSC will decline at the anniversary of your purchase. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will not be counted when determining your CDSC.

                           Class B Deferred Charges
                             --------------------

                  Redemption During: CDSC on Shares Being Sold
                  ------------------ -------------------------
                    1st year........             5%
                    2nd year........             4%
                    3rd year........             3%
                    4th year........             3%
                    5th year........             2%
                    6th year........             1%
                    After 6 years...             0%

   Conversion of Class B Shares. If you buy Class B shares and hold them for 8 years, we automatically will convert them to Class A shares without charge. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will be excluded from the 8-year period. At this time, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. We do this to lower your investment costs.

   When we do the conversion, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or less Class A shares after the conversion. The dollar value will be the same, so you have not lost any money as a result of the conversion.

   Class C Shares. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you will pay a CDSC at the time of sale of 1.00%. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares and is the same as for the Class B shares. Class C shares do not convert to any other class of shares. Any period of time you held Class C shares of the Heritage Cash-Trust Money Market Fund will not be counted toward the 1-year period.

   If you choose to invest in Class C shares, you will pay a sales charge if you sell your shares less than 1 year after purchase. The CDSC imposed on sales of Class C shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.

   The International Equity Fund issued Eagle Class Shares prior to July 2, 2002. On that date, those shares were redesignated as Class C Shares. Those Class C Shares will not be subject to the Class C CDSC. However, any subsequent purchases of Class C shares by those shareholders will be subject to the Class C CDSC.

   Understanding Rule 12b-1 Fees.  Each fund has adopted a plan under Rule
12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase

                                 Prospectus 33
the cost of your investment and may cost you more than paying other types of sales charges. For Capital Appreciation Trust Class A shares purchased prior to April 3, 1995, the fund pays a Rule 12b-1 fee of up to 0.50% of its Class A average daily net assets.

Sales Charge Reductions and Waivers
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class B and Class C shares. If you think you are eligible, contact Heritage or your financial advisor for further information.

   Reducing Your Class A Sales Charge. We offer three programs designed to reduce your Class A sales charge. You may choose one of these programs to combine multiple purchases of Class A shares of Heritage mutual funds to take advantage of the reduced sales charges listed in the schedule above. Please complete the appropriate section of your account application or contact your financial advisor or Heritage if you would like to take advantage of these programs.

    . Rights of Accumulation -- Lets you combine purchases in related accounts for purposes of calculating sales charges. Under this program, a related account includes any other direct or beneficial accounts you own, your spouse's accounts, or accounts held by your minor children.

    . Combined Purchase Privilege -- Lets you add the value of your previous Class A investments for purposes of calculating the sales charge if the total amount you have invested is at least $25,000.

    . Statement of Intention -- Lets you purchase Class A shares of any Heritage mutual fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You must invest at least $25,000 to obtain the benefit of this privilege.

   Heritage Transfer Program.   If you have sold shares of a mutual fund other
than a Heritage mutual fund within the last 90 days, we will waive the Class A sales charge on your investment. You qualify for this waiver if:

    . You purchase Class A shares of a Heritage mutual fund between March 1, 2002 and March 31, 2002 or September 1, 2002 and September 30, 2002,
    . You provide a copy of your account statement showing the sale of your other mutual fund shares, and
    . You or your financial advisor submit, at the time of your purchase, a request that your purchase be processed without a sales charge.

   Waiver of Class A Shares Sales Charge. Class A shares may be sold at net asset value without any sales charge to: (1) Heritage and each fund's subadvisers; (2) current and retired officers and Trustees of a fund; (3) directors, officers and full-time employees of Heritage, any subadviser of a Heritage mutual fund, their distributor and their affiliates; (4) registered financial advisors and employees of broker-dealers that are parties to dealer agreements with the funds' distributor (or financial institutions that have arrangements with such broker-dealers); (5) directors, officers and full-time employees of banks that are party to agency agreements with the distributor; and (6) all such persons' immediate relatives and their beneficial accounts. In addition, members of the American Psychiatric Association may purchase Class A shares at a sales charge equal to two-thirds of the percentages in the above table. The dealer concession also will be adjusted in a like manner. Class A shares also may be purchased without sales charges by investors who participate in certain broker-dealer wrap fee investment programs.

   Class A shares also may be sold at net asset value without any sales charge to individual retirement accounts, qualified retirement plans and taxable accounts that execute transactions through a single omnibus account per fund that is maintained by a financial institution or service organization that has entered into an acceptable administrative or similar agreement with the applicable Heritage mutual fund, Heritage or the fund's distributor.

                                 Prospectus 34

   In addition, Class A shares may be sold at net asset value without any sales charges to participants of retirements plans which have at least 100 participants or $50 million dollars. Heritage may pay from its own resources to the Distributor up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter, by these plans. Any participant in these plans who redeems Class A shares within 18 months of his or her purchase may be subject to a CDSC of 1.00% and Heritage may retain the Rule 12b-1 fees for a period up to 18 months.

   CDSC Waivers. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

     . to make certain distributions from retirement plans, . because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse), . to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or
     . to close out shareholder accounts that do not comply with the minimum balance requirements.

   Reinstatement Privilege. If you sell shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 days later in the same share class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify your fund if you decide to exercise this privilege.

How To Invest
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Minimum Initial Investment. Once you have chosen a share class, the next step is to determine the amount you wish to invest. The minimum initial investment for Class A, Class B and Class C shares of each fund is:

                              Minimum Initial       Subsequent
Type of Account                 Investment          Investment
---------------               --------------- ----------------------
Regular Account..............     $1,000            No minimum
Systematic Investment Program      $50        $50 on a monthly basis
Retirement Account...........      $500             No minimum


   Heritage may waive these minimum requirements at its discretion. Contact Heritage or your financial advisor for further information.

   Investing in a Fund.  You may invest in a fund in the following ways:

   Through Your Financial Advisor. You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. You may be charged a fee if you make purchases through you financial advisor or an agent.

   By Mail. You may invest in a fund directly by completing and signing the account application found in this Prospectus. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. Cashier's checks, money orders, travel checks and similar instruments are not acceptable forms of payment to purchase fund shares. Mail the application and your payment to:

            Fund Name and Class
            P.O. Box 33022
            St. Petersburg, FL 33733

                                 Prospectus 35

   By Telephone. If you provide your bank account information, Heritage can initiate a purchase from that account. Complete the appropriate sections of the account application and attach a voided check to activate this service. This method cannot be used to open a new account.

   By Automated Investment. We offer the following plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Availability of these plans may be limited by your financial advisor.

    . Automatic Investing -- You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This transfer will be effected either by electronic transfer or paper draft. Complete the appropriate sections of the account application or the Heritage Direct Payment Plan Request form to activate this service.

    . Direct Deposit -- You may instruct your employer to direct all or part of your paycheck to your Heritage account. You also may direct to your account other types of payments you receive such as from an insurance company or another mutual fund family. Contact your financial advisor or Heritage for the direct deposit enrollment form. Please note the routing instructions are different than the Federal Reserve wire instructions discussed below.

    . Government Direct Deposit -- Any newly established payments from the Federal government must be paid through direct deposit. You can have your Social Security, military pension, paycheck or other Federal government payment sent to your Heritage account. Your completed Government Direct Deposit form requires Heritage's review and approval for processing. Contact your financial advisor or Heritage for an enrollment form.

    . Automatic Exchange -- You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.

   The intent of these plans is to encourage you to increase your Heritage account balance to the Fund's minimum investment. If you discontinue any of these plans before your account reaches the required minimum investment, you must buy more shares to keep your account open.

   Through a Retirement Plan. Heritage mutual funds offer a range of retirement plans, including traditional, Roth, SEP and SIMPLE IRA plans/accounts. A special application and custodial agreement is required. Contact your financial advisor or Heritage for more information. Heritage reserves the right to cancel your plan at any time.

   By Wire. You may invest in a fund by Federal Reserve wire sent from your bank. Mail your completed and signed account application to Heritage. Contact Heritage at (800) 421-4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire fee. Send your investment and the following information by Federal Reserve or bank wire to:

            State Street Bank and Trust Company
            ABA # 011-000-028
            Account # 3196-769-8
            Name of the Fund
            The class of shares to be purchased
            (Your account number assigned by Heritage)
            (Your name)

How To Sell Your Investment
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   You can sell -- or redeem -- shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or automated clearing house deposits (ACH), payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Drafts or ACH transactions initiated by a third party are not acceptable redemption instructions and will not be honored.

                                 Prospectus 36

   Application of CDSC. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held Class A, Class B or Class C shares of Heritage Cash Trust-Money Market Fund will not be counted for purposes of calculating the CDSC.

   How to Sell Your Shares. You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways:

   Through Your Financial Advisor. You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor or an agent will transmit your request to sell shares of your fund and may charge you a fee for this service.

   By Telephone. You may sell shares from your account by telephone by calling Heritage at (800) 421-4184 prior to the close of regular trading on the New York Stock Exchange - typically 4:00 p.m. Eastern time. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

   For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call.

   When redeeming shares by telephone, payment can be made one of the following ways:

    . By check to your address of record, provided there has not been an address change in the last 30 days, or

    . Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request.

   In Writing. You may sell Class A, Class B or Class C shares of your fund by sending a letter of instruction. Specify the fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Include all signatures and any additional documents that may be required. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

   All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

   A signature guarantee of your request is required if the redemption is:

    .  Greater than $50,000

    . Sent to an address other than the address of record, or preauthorized bank or brokerage firm account.
    .  Sent to a payee other than the shareholder of record, or

    . Sent to an address of record that has been changed within the past 30 days.
   A signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature.

                                 Prospectus 37

   Payment for a written request can be made one of the following ways:

    .  By check,

    . Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or

    . By Federal Reserve wire to a bank account you specify. Your financial advisor can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.

   By Systematic Withdrawal Plan. This plan may be used for periodic withdrawals from your account. To establish, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor or Heritage) and send that form to Heritage. Availability of this plan may be limited by your financial advisor. You should consider the following factors when establishing a plan:

    .  Make sure you have a sufficient amount of shares in your account.

    . Determine how much you wish to withdraw. You must withdraw a minimum of $50 for each transaction.

    . Make sure you are not planning to invest more money in this account (buying shares during a period when you also are selling shares of the same fund is not advantageous to you because of sales charges).

    .  Determine the schedule: monthly, quarterly, semiannual or annual basis.

    . Determine which day of the month you would like the withdrawal to occur. Available dates are the 1st, 5th, 10th or 20th day of the month. If such a day falls on the weekend, the withdrawal will take place on the next business day.

    . Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

How To Exchange Your Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   If you own Class A, Class B or Class C shares of a fund for at least 30 days, you can exchange those shares for shares of the same class of any other Heritage mutual fund provided you satisfy the minimum investment requirements. You may exchange your Class A, Class B or Class C shares by calling your financial advisor or Heritage if you exchange to like titled Heritage accounts. Written instructions with a signature guarantee, as described above, are required if the accounts are not identically registered.

   You may make exchanges of Class A, Class B or Class C shares without paying any additional sales charges. However, if you exchange shares of the Heritage Cash Trust-Money Market Fund acquired by purchase (rather than exchange) for shares of another Heritage mutual fund, you must pay the applicable sales charge.

   Class A, Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange. However, if you hold Class A, Class B shares or Class C shares in the Heritage Cash Trust-Money Market Fund, the time you hold those shares in that fund will not be counted for purposes of calculating the CDSC.

                                 Prospectus 38

Account and Transaction Policies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Price of Shares. The funds' regular business days are the same as those of the New York Stock Exchange (NYSE), normally Monday through Friday. The net asset value per share (NAV) for each class of a fund is determined each business day as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time). The share price is calculated by dividing a class' net assets by the number of its outstanding shares. Because the value of a fund's investment portfolio changes every business day, the NAV usually changes as well.

   In calculating NAV, the funds typically price their securities by using pricing services or market quotations. However, in cases where these are unavailable or when the portfolio manager believes that subsequent events have rendered them unreliable, a fund may use fair-value estimates instead. In addition, a fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. As a result, the NAV of a fund's shares may change on days when shareholders will not be able to purchase or redeem a fund's shares.

   Timing of Orders. All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in good order. Orders are accepted until the close of regular trading on the NYSE every business day -- normally 4:00 p.m. Eastern time -- and are executed the same day at that day's NAV. Otherwise, all orders will be executed at the NAV determined as of the close of regular trading on the next trading day.

   Restrictions on Orders. The funds and their distributor reserve the right to reject any purchase order and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

   Redemption in Kind. We reserve the right to give you securities instead of cash when you sell shares of your fund. If the amount of the sale is at least either $250,000 or 1% of a fund's assets, we may give you securities from the fund's portfolio instead of cash.

   Accounts With Below-Minimum Balances. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

   Market Timers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

                                 Prospectus 39

Dividends, Capital Gain Distributions and Taxes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Distributions and Taxes. Each fund annually distributes to its shareholders dividends from its net investment income except Growth and Income Trust, that distributes dividends to its shareholders quarterly. Net investment income generally consists of interest income and dividends received on investments, less expenses. The dividends you receive from a fund will be taxed as ordinary income.

   Each fund also distributes net capital gains to its shareholders normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gains are taxed differently depending on how long the fund held the asset (not on how long you hold your shares). Distributions of net capital gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates.

   Fund distributions of dividends and net capital gain are automatically reinvested in additional shares of the distributing fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check or direct them for purchase of shares in another Heritage Mutual Fund. However, if you have a retirement plan or a Systematic Withdrawal Plan, your distributions will be automatically reinvested in fund shares.

   In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

Type of Transaction                              Tax Status
-------------------                              ----------
Income dividends................................ Ordinary income rate
Net short-term capital gain distributions....... Ordinary income rate
Net long-term capital gain distributions........ Capital gains rate
Sales or exchanges of fund shares owned for more
  than one year................................. Long-term capital gains or losses (capital gains rate)
Sales or exchanges of fund shares owned for one  Gains are taxed at the same rate as ordinary income;
  year or less..................................   losses are subject to special rules

   Income dividend distributions will vary by class and are anticipated to be generally higher for Class A shares (because that class' expense ratio is lowest).

   Tax Reporting. During each year, we will send non-retirement plan account holders, a Form 1099 that tells you the amount of fund distributions you received for the prior calendar year, and the tax status of those distributions, and a list of reportable sale transactions. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

   Withholding Taxes. If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number or you otherwise are subject to backup withholding, federal law requires us to withhold a portion of your distributions and sale proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return.

   Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

                                 Prospectus 40

Financial Highlights
================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Aggressive Growth Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                            Aggressive Growth Fund

                                                             Class A Shares*                        Class B Shares*
                                                 ----------------------------------      ----------------------------------
                                                     For the Years Ended October 31,        For the Years Ended October 31,
                                                 ----------------------------------      ----------------------------------
                                                   2001      2000     1999      1998+      2001      2000     1999     1998+
                                                 -------  ------     ------  ------      -------  ------     ------  ------
Net asset value, beginning of year.............. $ 27.46  $20.80     $15.35  $14.29      $ 26.98  $20.61     $15.33  $14.29
                                                 -------  ------     ------  ------      -------  ------     ------  ------
Income from Investment Operations:
  Net investment loss...........................   (0.13)  (0.24)(a)  (0.15)     --        (0.28)  (0.43)(a)  (0.29)  (0.03)
  Net realized and unrealized gain (loss) on
    investments.................................   (5.82)   9.10       5.60    1.06        (5.69)   9.00       5.57    1.07
                                                 -------  ------     ------  ------      -------  ------     ------  ------
  Total from Investment Operations..............   (5.95)   8.86       5.45    1.06        (5.97)   8.57       5.28    1.04
                                                 -------  ------     ------  ------      -------  ------     ------  ------
Less Distributions:
  Distributions from net realized gains.........   (3.53)  (2.20)        --      --        (3.53)  (2.20)        --      --
                                                 -------  ------     ------  ------      -------  ------     ------  ------
Net asset value, end of year.................... $ 17.98  $27.46     $20.80  $15.35      $ 17.48  $26.98     $20.61  $15.33
                                                 =======  ======     ======  ======      =======  ======     ======  ======
Total Return (%) (b)............................  (23.66)  44.87      35.50    7.42  (c)  (24.23)  43.80      34.44    7.28 (c)
Ratios and Supplemental Data:
  Expenses to average daily net assets
   With expenses waived/recovered (%)...........    1.47    1.57 (a)   1.65    1.65  (d)    2.22    2.32 (a)   2.40    2.40 (d)
   Without expenses waived/recovered (%)........    1.47    1.48       1.79    3.64  (d)    2.22    2.23       2.54    4.39 (d)
  Net investment income (loss) to average daily
    net assets (%)..............................   (0.63)  (0.88)     (0.78)   0.08  (d)   (1.39)  (1.64)     (1.53)  (0.77)(d)
  Portfolio turnover rate (%)...................     249     252        195      34          249     252        195      34
  Net assets, end of year ($ millions)..........      38      50         27      11           15      19         10       4

                                                            Class C Shares*
                                                 ----------------------------------
                                                    For the Years Ended October 31,
                                                 ----------------------------------
                                                   2001      2000     1999     1998+
                                                 -------  ------     ------  ------
Net asset value, beginning of year.............. $ 26.98  $20.61     $15.33  $14.29
                                                 -------  ------     ------  ------
Income from Investment Operations:
  Net investment loss...........................   (0.28)  (0.43)(a)  (0.29)  (0.03)
  Net realized and unrealized gain (loss) on
    investments.................................   (5.69)   9.00       5.57    1.07
                                                 -------  ------     ------  ------
  Total from Investment Operations..............   (5.97)   8.57       5.28    1.04
                                                 -------  ------     ------  ------
Less Distributions:
  Distributions from net realized gains.........   (3.53)  (2.20)        --      --
                                                 -------  ------     ------  ------
Net asset value, end of year.................... $ 17.48  $26.98     $20.61  $15.33
                                                 =======  ======     ======  ======
Total Return (%) (b)............................  (24.23)  43.80      34.44    7.28 (c)
Ratios and Supplemental Data:
  Expenses to average daily net assets
   With expenses waived/recovered (%)...........    2.22    2.32 (a)   2.40    2.40 (d)
   Without expenses waived/recovered (%)........    2.22    2.22       2.54    4.39 (d)
  Net investment income (loss) to average daily
    net assets (%)..............................   (1.39)  (1.62)     (1.53)  (0.71)(d)
  Portfolio turnover rate (%)...................     249     252        195      34
  Net assets, end of year ($ millions)..........      30      38         16       3

----------
* Per share amounts have been calculated using the monthly average share method.
+  For the period August 20, 1998 (commencement of operations) to October 31,
   1998.
(a) The year ended October 31, 2000 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.

                                 Prospectus 41

Financial Highlights
================================================================================

   The financial highlights table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Capital Appreciation Trust for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                          Capital Appreciation Trust

                                                 Class A Shares                        Class B Shares
                                    ---------------------------------------  -------------------------------
                                         For the Years Ended August 31,        For the Years Ended August 31,
                                    ---------------------------------------  -------------------------------
                                      2001    2000    1999    1998    1997     2001    2000    1999     1998+
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
Net asset value, beginning of year. $ 32.41  $27.18  $20.34  $18.60  $15.58  $ 31.20  $26.40  $19.91  $19.36
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
Income from Investment
Operations:
  Net investment loss..............   (0.16)  (0.16)  (0.10)  (0.07)  (0.06)   (0.29)  (0.29)  (0.19)  (0.06)
  Net realized and unrealized gain
   (loss) on investments...........   (5.44)   8.01    8.26    3.94    4.85    (5.24)   7.71    8.00    0.61
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
  Total from Investment
   Operations......................   (5.60)   7.85    8.16    3.87    4.79    (5.53)   7.42    7.81    0.55
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
Less Distributions:
  Distributions from net realized
   gains...........................   (3.03)  (2.62)  (1.32)  (2.13)  (1.77)   (3.03)  (2.62)  (1.32)     --
  Distributions in excess of net
   realized gains..................   (0.17)     --      --      --      --    (0.17)     --      --      --
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
  Total Distributions..............   (3.20)  (2.62)  (1.32)  (2.13)  (1.77)   (3.20)  (2.62)  (1.32)     --
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
Net asset value, end of year.......  $23.61  $32.41  $27.18  $20.34  $18.60  $ 22.47  $31.20  $26.40  $19.91
                                    =======  ======  ======  ======  ======  =======  ======  ======  ======
Total Return (%) (b)...............  (18.48)  29.55   41.18   21.45   33.61   (19.01)  28.75   40.27    2.84 (b)
Ratios and Supplemental Data:
  Expenses to average daily net
   assets..........................    1.22    1.24    1.29    1.41    1.48     1.91    1.90    1.92    2.01 (c)
  Net investment loss to average
   daily net assets (%)............   (0.68)  (0.55)  (0.45)  (0.34)  (0.30)   (1.36)  (1.21)  (1.10)  (0.86)(c)
  Portfolio turnover rate (%)......      28      48      44      25      42       28      48      44      25 (b)
  Net assets, end of year
   ($ millions)....................    2.33     244     169     104      81       42      43      20       5

                                                 Class C Shares
                                    ---------------------------------------
                                         For the Years Ended August 31,
                                    ---------------------------------------
                                      2001    2000    1999    1998    1997
                                    -------  ------  ------  ------  ------
Net asset value, beginning of year. $ 31.19  $26.39  $19.90  $18.34  $15.46
                                    -------  ------  ------  ------  ------
Income from Investment
Operations:
  Net investment loss..............   (0.29)  (0.29)  (0.19)  (0.09)  (0.13)
  Net realized and unrealized gain
   (loss) on investments...........   (5.24)   7.71    8.00    3.78    4.78
                                    -------  ------  ------  ------  ------
  Total from Investment
   Operations......................   (5.53)   7.42    7.81    3.69    4.65
                                    -------  ------  ------  ------  ------
Less Distributions:
  Distributions from net realized
   gains...........................   (3.03)  (2.62)  (1.32)  (2.13)  (1.77)
  Distributions in excess of net
   realized gains..................   (0.17)     --      --      --      --
                                    -------  ------  ------  ------  ------
  Total Distributions..............   (3.20)  (2.62)  (1.32)  (2.13)  (1.77)
                                    -------  ------  ------  ------  ------
Net asset value, end of year....... $ 22.46  $31.19  $26.39  $19.90  $18.34
                                    =======  ======  ======  ======  ======
Total Return (%) (b)...............  (19.02)  28.76   40.29   20.72   32.91
Ratios and Supplemental Data:
  Expenses to average daily net
   assets..........................    1.91    1.90    1.92    2.00    2.04
  Net investment loss to average
   daily net assets (%)............   (1.37)  (1.21)  (1.10)  (0.90)  (0.88)
  Portfolio turnover rate (%)......      28      48      44      25      42
  Net assets, end of year
   ($ millions)....................      78      74      35      12       3

----------
+ For the period January 2, 1998 (commencement of Class B Shares) to August 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.

                                 Prospectus 42

Financial Highlights
================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Growth Equity Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                              Growth Equity Fund

                                                 Class A Shares*                            Class B Shares*
                                 -------------------------------------------     ----------------------------------
                                         For the Years Ended October 31,            For the Years Ended October 31,
                                 -------------------------------------------     ----------------------------------
                                   2001     2000     1999     1998      1997       2001     2000     1999      1998+
                                 -------  -------  -------  -------  -------     -------  -------  -------  -------
Net asset value, beginning of
 year........................... $ 50.91  $ 43.44  $ 28.82  $ 23.77  $ 17.74     $ 48.87  $ 42.17  $ 28.18  $ 24.33
                                 -------  -------  -------  -------  -------     -------  -------  -------  -------
Income from Investment
 Operations:
  Net investment loss...........   (0.18)   (0.39)   (0.20)   (0.11)   (0.07)(a)   (0.40)   (0.77)   (0.47)   (0.23)
  Net realized and unrealized
   gain (loss) on
   investments..................  (14.92)   13.33    14.82     5.48     6.10      (14.20)   12.94    14.46     4.08
                                 -------  -------  -------  -------  -------     -------  -------  -------  -------
  Total from Investment
   Operations...................  (15.10)   12.94    14.62     5.37     6.03      (14.60)   12.17    13.99     3.85
                                 -------  -------  -------  -------  -------     -------  -------  -------  -------
Less Distributions:
  Distributions from net
   realized gains...............   (8.61)   (5.47)      --    (0.32)      --       (8.61)   (5.47)      --       --
                                 -------  -------  -------  -------  -------     -------  -------  -------  -------
Net asset value, end of year....  $27.20   $50.91   $43.44   $28.82    $23.77     $25.66   $48.87   $42.17    $28.18
                                 =======  =======  =======  =======  =======     =======  =======  =======  =======
Total Return (%) (b)............  (34.31)   31.04    50.73    22.84    33.99      (34.82)   30.05    49.65    15.82 (c)
Ratios and Supplemental Data:
  Expenses to average daily net
   assets
   With expenses
    recovered (%)...............    1.22     1.19     1.24     1.38     1.61 (a)    1.97     1.94     1.98     2.11 (d)
   Without expenses
    recovered (%)...............    1.22     1.19     1.24     1.38     1.54        1.97     1.94     1.98     2.11
  Net investment loss to
   average daily net assets
   (%)..........................   (0.53)   (0.73)   (0.56)   (0.40)   (0.35)      (1.28)   (1.48)   (1.30)   (1.10)(d)
  Portfolio turnover rate
   (%)..........................     205      392      160       54       50         205      392      160       54
  Net assets, end of year
   ($ millions).................      93      135       67       40       24          40       45       16        5

                                                 Class C Shares*
                                 -------------------------------------------
                                         For the Years Ended October 31,
                                 -------------------------------------------
                                   2001     2000     1999     1998      1997
                                 -------  -------  -------  -------  -------
Net asset value, beginning of
 year........................... $ 48.86  $ 42.15  $ 28.18  $ 23.42  $ 17.61
                                 -------  -------  -------  -------  -------
Income from Investment
 Operations:
  Net investment loss...........   (0.40)   (0.76)   (0.47)   (0.31)   (0.24)(a)
  Net realized and unrealized
   gain (loss) on
   investments..................  (14.20)   12.94    14.44     5.39     6.05
                                 -------  -------  -------  -------  -------
  Total from Investment
   Operations...................  (14.60)   12.18    13.97     5.08     5.81
                                 -------  -------  -------  -------  -------
Less Distributions:
  Distributions from net
   realized gains...............   (8.61)   (5.47)      --    (0.32)      --
                                 -------  -------  -------  -------  -------
Net asset value, end of year....  $25.65   $48.86   $42.15   $28.18    $23.42
                                 =======  =======  =======  =======  =======
Total Return (%) (b)............  (34.82)   30.09    49.57    21.93    32.99
Ratios and Supplemental Data:
  Expenses to average daily net
   assets
   With expenses
    recovered (%)...............    1.97     1.94     1.99     2.13     2.36 (a)
   Without expenses
    recovered (%)...............    1.97     1.94     1.99     2.13     2.29
  Net investment loss to
   average daily net assets
   (%)..........................   (1.28)   (1.48)   (1.31)   (1.15)   (1.14)
  Portfolio turnover rate
   (%)..........................     205      392      160       54       50
  Net assets, end of year
   ($ millions).................      92      141       75       39       18

----------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) The year ended October 31, 1997 includes payment of previously waived management fees to Heritage for Class A and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.

                                 Prospectus 43

Financial Highlights
================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Growth and Income Trust for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                            Growth and Income Trust

                                                Class A Shares*                        Class B Shares
                                    ---------------------------------------  -------------------------------
                                       For the Years Ended September 30,      For the Years Ended September 30,
                                    ---------------------------------------  -------------------------------
                                      2001    2000    1999    1998    1997     2001    2000    1999     1998+
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
Net asset value, beginning of
 year.............................. $ 15.40  $14.95  $14.99  $16.65  $14.67  $ 15.21  $14.76  $14.82  $15.62
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
Income from Investment
 Operations:
  Net investment income............    0.15    0.19    0.34    0.36    0.40     0.04    0.08    0.22    0.19
  Net realized and unrealized gain
   (loss) on investments...........   (1.59)   0.51    0.57   (0.37)   3.45    (1.55)   0.50    0.56   (0.88)
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
  Total from Investment
   Operations......................   (1.44)   0.70    0.91   (0.01)   3.85    (1.51)   0.58    0.78   (0.69)
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
Less Distributions:
  Dividends from net investment
   income..........................   (0.11)  (0.25)  (0.33)  (0.32)  (0.38)   (0.03)  (0.13)  (0.22)  (0.11)
  Distributions from net realized
   gains...........................   (2.52)     --   (0.62)  (1.33)  (1.49)   (2.52)     --   (0.62)     --
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
  Total Distributions..............   (2.63)  (0.25)  (0.95)  (1.65)  (1.87)   (2.55)  (0.13)  (0.84)  (0.11)
                                    -------  ------  ------  ------  ------  -------  ------  ------  ------
Net asset value, end of year....... $ 11.33  $15.40  $14.95  $14.99  $16.65  $ 11.15  $15.21  $14.76  $14.82
                                    =======  ======  ======  ======  ======  =======  ======  ======  ======
Total Return (%) (a)...............  (10.47)   4.74    6.14   (0.34)  29.45   (11.04)   3.95    5.32   (4.50)(b)
Ratios and Supplemental Data:
  Expenses to average daily net
   assets
   With expenses
    waived (%).....................    1.35    1.33    1.27    1.29    1.34     2.10    2.08    2.02    2.04 (c)
   Without expenses
    waived (%).....................    1.48      --      --      --      --     2.23      --      --      --
  Net investment income to
   average daily net assets (%)....    1.08    1.27    2.19    2.24    2.65     0.30    0.55    1.44    1.75 (c)
  Portfolio turnover rate (%)......     178      58      46      66      75      178      58      46      66
  Net assets, end of year
   ($ millions)....................      33      46      60      68      65        4       4       7       6

                                                 Class C Shares
                                    ---------------------------------------
                                       For the Years Ended September 30,
                                    ---------------------------------------
                                      2001    2000    1999    1998    1997
                                    -------  ------  ------  ------  ------
Net asset value, beginning of
 year.............................. $ 15.21  $14.76  $14.82  $16.49  $14.57
                                    -------  ------  ------  ------  ------
Income from Investment
 Operations:
  Net investment income............    0.04    0.08    0.22    0.25    0.28
  Net realized and unrealized gain
   (loss) on investments...........   (1.56)   0.50    0.56   (0.38)   3.43
                                    -------  ------  ------  ------  ------
  Total from Investment
   Operations......................   (1.52)   0.58    0.78   (0.13)   3.71
                                    -------  ------  ------  ------  ------
Less Distributions:
  Dividends from net investment
   income..........................   (0.03)  (0.13)  (0.22)  (0.21)  (0.30)
  Distributions from net realized
   gains...........................   (2.52)     --   (0.62)  (1.33)  (1.49)
                                    -------  ------  ------  ------  ------
  Total Distributions..............   (2.55)  (0.13)  (0.84)  (1.54)  (1.79)
                                    -------  ------  ------  ------  ------
Net asset value, end of year....... $ 11.14  $15.21  $14.76  $14.82  $16.49
                                    =======  ======  ======  ======  ======
Total Return (%) (a)...............  (11.12)   3.95    5.32   (1.08)  28.49
Ratios and Supplemental Data:
  Expenses to average daily net
   assets
   With expenses
    waived (%).....................    2.10    2.08    2.02    2.04    2.07
   Without expenses
    waived (%).....................    2.23      --      --      --      --
  Net investment income to
   average daily net assets (%)....    0.32    0.55    1.44    1.51    1.87
  Portfolio turnover rate (%)......     178      58      46      66      75
  Net assets, end of year
   ($ millions)....................      13      16      26      31      21

----------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to September 30, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.

                                 Prospectus 44

Financial Highlights
================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the International Equity Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                           International Equity Fund
              (formerly the Eagle International Equity Portfolio)

                                                   Class A Shares*                          Class B Shares*
                                     -----------------------------------------    -------------------------------
                                           For the Years Ended October 31,          For the Years Ended October 31,
                                     -----------------------------------------    -------------------------------
                                       2001    2000    1999     1998      1997      2001    2000    1999     1998+
                                     -------  ------  ------  ------    ------    -------  ------  ------  ------
Net asset value, beginning of year.. $ 27.41  $31.56  $25.43  $23.97    $22.25    $ 26.49  $30.83  $25.03  $23.95
                                     -------  ------  ------  ------    ------    -------  ------  ------  ------
Income from Investment Operations:
  Net investment income (loss)......   (0.13)  (0.22)  (0.09)  (0.01)     0.05      (0.29)  (0.43)  (0.30)  (0.16)
  Net realized and unrealized gain
    (loss) on investments...........   (7.83)   0.51    6.34    2.14      2.28      (7.50)   0.53    6.22    1.24
                                     -------  ------  ------  ------    ------    -------  ------  ------  ------
  Total from Investment
   Operations.......................   (7.96)   0.29    6.25    2.13      2.33      (7.79)   0.10    5.92    1.08
                                     -------  ------  ------  ------    ------    -------  ------  ------  ------
Less Distributions:
   Dividends from net investment
     income.........................      --      --      --   (0.05)    (0.44)        --      --      --      --
   Distributions from net realized
     gains..........................   (2.31)  (4.44)  (0.12)  (0.62)    (0.17)     (2.31)  (4.44)  (0.12)     --
                                     -------  ------  ------  ------    ------    -------  ------  ------  ------
   Total Distributions..............   (2.31)  (4.44)  (0.12)  (0.67)    (0.61)     (2.31)  (4.44)  (0.12)     --
                                     -------  ------  ------  ------    ------    -------  ------  ------  ------
Net asset value, end of year........ $ 17.14  $27.41  $31.56  $25.43    $23.97    $ 16.39  $26.49  $30.83  $25.03
                                     =======  ======  ======  ======    ======    =======  ======  ======  ======
Total Return (%) (a)................ (31.37)   (1.31)  24.68    9.04(b)  10.71(b)  (31.86)  (2.00)  23.70    4.51 (c)
Ratios and Supplemental Data:
  Expenses to average daily net
   assets
   With expenses waived (%).........    1.90    1.97    1.97    1.97      1.97       2.65    2.72    2.72    2.72 (d)
   Without expenses waived (%)......    2.16    1.97    2.02    2.08      2.23       2.91    2.72    2.77    2.83 (d)
  Net investment income (loss) to
   average daily net assets (%).....   (0.63)  (0.71)  (0.32)  (0.02)     0.22      (1.36)  (1.46)  (1.04)  (0.71)(d)
  Portfolio turnover rate (%).......     174      67      78      71        50        174      67      78      71
  Net assets, end of year
   ($ millions).....................       5      10       8       7         6          1       1     0.5     0.2

                                                   Class C Shares*
                                     -----------------------------------------
                                           For the Years Ended October 31,
                                     -----------------------------------------
                                       2001    2000    1999     1998      1997
                                     -------  ------  ------  ------    ------
Net asset value, beginning of year.. $ 26.48  $30.83  $25.03  $23.73    $22.12
                                     -------  ------  ------  ------    ------
Income from Investment Operations:
  Net investment income (loss)......   (0.28)  (0.44)  (0.30)  (0.20)    (0.13)
  Net realized and unrealized gain
    (loss) on investments...........   (7.50)   0.53    6.22    2.12      2.25
                                     -------  ------  ------  ------    ------
  Total from Investment
   Operations.......................   (7.78)   0.09    5.92    1.92      2.12
                                     -------  ------  ------  ------    ------
Less Distributions:
   Dividends from net investment
     income.........................      --      --      --      --     (0.34)
   Distributions from net realized
     gains..........................   (2.31)  (4.44)  (0.12)  (0.62)    (0.17)
                                     -------  ------  ------  ------    ------
   Total Distributions..............   (2.31)  (4.44)  (0.12)  (0.62)    (0.51)
                                     -------  ------  ------  ------    ------
Net asset value, end of year........ $ 16.39  $26.48  $30.83  $25.03    $23.73
                                     =======  ======  ======  ======    ======
Total Return (%) (a)................  (31.83)  (2.04)  23.70    8.24(b)   9.79(b)
Ratios and Supplemental Data:
  Expenses to average daily net
   assets
   With expenses waived (%).........    2.65    2.72    2.72    2.72      2.72
   Without expenses waived (%)......    2.91    2.72    2.77    2.83      2.98
  Net investment income (loss) to
   average daily net assets (%).....   (1.36)  (1.45)  (1.06)  (0.79)    (0.52)
  Portfolio turnover rate (%).......     174      67      78      71        50
  Net assets, end of year
   ($ millions).....................       5       8       7       6         4

----------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) These returns are calculated based on the published net asset value at October 31, 1997.
(c) Not annualized
(d) Annualized.

                                 Prospectus 45

Financial Highlights
================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Mid Cap Stock Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                              Mid Cap Stock Fund

                                                      Class A Shares*                       Class B Shares*
                                           ---------------------------------     ---------------------------------
                                              For the Years Ended October 31,       For the Years Ended October 31,
                                           ---------------------------------     ---------------------------------
                                              2001     2000    1999     1998+       2001     2000    1999     1998++
                                           ------     ------  ------  ------     ------     ------  ------  ------
Net asset value, beginning of year........ $23.19     $16.56  $14.28  $14.29     $22.66     $16.32  $14.17  $14.42
                                           ------     ------  ------  ------     ------     ------  ------  ------
Income from Investment Operations:
  Net investment loss.....................  (0.21)(a)  (0.24)  (0.18)  (0.15)     (0.35)(a)  (0.39)  (0.30)  (0.23)
  Net realized and unrealized gain (loss)
   on investments.........................   1.34       7.17    2.46    0.14       1.30       7.03    2.45   (0.02)
                                           ------     ------  ------  ------     ------     ------  ------  ------
  Total from Investment Operations........   1.13       6.93    2.28   (0.01)      0.95       6.64    2.15   (0.25)
                                           ------     ------  ------  ------     ------     ------  ------  ------
Less Distributions:
  Distributions from net realized
   gains..................................  (4.11)     (0.30)     --      --      (4.11)     (0.30)     --      --
                                           ------     ------  ------  ------     ------     ------  ------  ------
Net asset value, end of year.............. $20.21     $23.19  $16.56  $14.28     $19.50     $22.66  $16.32  $14.17
                                           ======     ======  ======  ======     ======     ======  ======  ======
Total Return (%) (b)......................   6.70      42.30   15.97   (0.07)(c)   5.93      41.13   15.17   (1.73)(c)
Ratios and Supplemental Data:
  Expenses to average daily net assets
   With expenses waived/recovered
    (%)...................................  1.55 (a)    1.55    1.60    1.60 (d)  2.30 (a)    2.30    2.35    2.35 (d)
   Without expenses waived/recovered
    (%)...................................   1.50       1.63    1.70    1.86 (d)   2.25       2.38    2.45    2.61 (d)
  Net investment loss to average daily
   net assets (%).........................  (1.04)     (1.13)  (1.19)  (0.99)(d)  (1.80)     (1.87)  (1.94)  (1.85)(d)
 Portfolio turnover rate (%)..............    218        265     192     129        218        265     192     129
 Net assets, end of year ($ millions).....     56         23      15      16         13          4       2       2

                                                      Class C Shares*
                                           ---------------------------------
                                              For the Years Ended October 31,
                                           ---------------------------------
                                              2001     2000    1999      1998
                                           ------     ------  ------  ------
Net asset value, beginning of year........ $22.67     $16.32  $14.18  $14.29
                                           ------     ------  ------  ------
Income from Investment Operations:
  Net investment loss.....................  (0.35)(a)  (0.39)  (0.30)  (0.25)
  Net realized and unrealized gain (loss)
   on investments.........................   1.30       7.04    2.44    0.14
                                           ------     ------  ------  ------
  Total from Investment Operations........   0.95       6.65    2.14   (0.11)
                                           ------     ------  ------  ------
Less Distributions:
  Distributions from net realized
   gains..................................  (4.11)     (0.30)     --      --
                                           ------     ------  ------  ------
Net asset value, end of year.............. $19.51     $22.67  $16.32  $14.18
                                           ======     ======  ======  ======
Total Return (%) (b)......................   5.93      41.19   15.09   (0.77)(c)
Ratios and Supplemental Data:
  Expenses to average daily net assets
   With expenses waived/recovered
    (%)...................................  2.30 (a)    2.30    2.35    2.35 (d)
   Without expenses waived/recovered
    (%)...................................   2.25       2.38    2.45    2.61 (d)
  Net investment loss to average daily
   net assets (%).........................  (1.80)     (1.88)  (1.95)  (1.75)(d)
 Portfolio turnover rate (%)..............    218        265     192     129
 Net assets, end of year ($ millions).....     31         12       9       9

----------
* Per share amounts have been calculated using the monthly average share method.
+ For the period November 6, 1997 (commencement of operations) to October 31, 1998.
++ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) The year ended October 31, 2001 includes payments of previously waived management fees to the Manager for Class A, B and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.

                                 Prospectus 46

Financial Highlights
================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Small Cap Stock Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                             Small Cap Stock Fund

                                                Class A Shares*                        Class B Shares*
                                    ---------------------------------------  -------------------------------
                                        For the Years Ended October 31,        For the Years Ended October 31,
                                    ---------------------------------------  -------------------------------
                                     2001    2000    1999     1998    1997    2001    2000    1999      1998+
                                    ------  ------  ------  -------  ------  ------  ------  ------  -------
Net asset value, beginning of
 year.............................. $29.17  $23.21  $22.62  $ 30.39  $24.08  $27.97  $22.41  $22.00  $ 27.98
                                    ------  ------  ------  -------  ------  ------  ------  ------  -------
Income from Investment
 Operations:
  Net investment loss..............  (0.11)  (0.12)  (0.04)   (0.06)  (0.02)  (0.29)  (0.33)  (0.22)   (0.20)
  Net realized and unrealized gain
   (loss) on investments...........  (1.70)   6.08    0.63    (5.98)   8.21   (1.62)   5.89    0.63    (5.78)
                                    ------  ------  ------  -------  ------  ------  ------  ------  -------
  Total from Investment
   Operations......................  (1.81)   5.96    0.59    (6.04)   8.19   (1.91)   5.56    0.41    (5.98)
                                    ------  ------  ------  -------  ------  ------  ------  ------  -------
Less Distributions:
  Distributions from net realized
   gains...........................  (2.95)     --      --    (1.73)  (1.88)  (2.95)     --      --       --
                                    ------  ------  ------  -------  ------  ------  ------  ------  -------
Net asset value, end of year....... $24.41  $29.17  $23.21  $ 22.62  $30.39  $23.11  $27.97  $22.41  $ 22.00
                                    ======  ======  ======  =======  ======  ======  ======  ======  =======
Total Return (%) (a)...............  (6.40)  25.68    2.61   (20.96)  36.68   (7.10)  24.81    1.86   (21.37)(b)
Ratios and Supplemental Data:
  Expenses to average daily net
   assets
   With expenses waived (%)........   1.30    1.30    1.26     1.22    1.25    2.05    2.05    2.01     1.98 (c)
   Without expenses waived
    (%)............................   1.33    1.30    1.26     1.22    1.25    2.08    2.05    2.01     1.98
  Net investment loss to average
   daily net assets (%)............  (0.42)  (0.44)  (0.18)   (0.22)  (0.09)  (1.17)  (1.19)  (0.95)   (0.93)(c)
  Portfolio turnover rate (%)......     85      85      42       52      54      85      85      42       52
  Net assets, end of year
   ($ millions)....................     92     107     125      174     222      10      10       9        9

                                                Class C Shares*
                                    ---------------------------------------
                                        For the Years Ended October 31,
                                    ---------------------------------------
                                     2001    2000    1999     1998    1997
                                    ------  ------  ------  -------  ------
Net asset value, beginning of
 year.............................. $27.98  $22.42  $22.01  $ 29.83  $23.84
                                    ------  ------  ------  -------  ------
Income from Investment
 Operations:
  Net investment loss..............  (0.29)  (0.32)  (0.22)   (0.26)  (0.23)
  Net realized and unrealized gain
   (loss) on investments...........  (1.62)   5.88    0.63    (5.83)   8.10
                                    ------  ------  ------  -------  ------
  Total from Investment
   Operations......................  (1.91)   5.56    0.41    (6.09)   7.87
                                    ------  ------  ------  -------  ------
Less Distributions:
  Distributions from net realized
   gains...........................  (2.95)     --      --    (1.73)  (1.88)
                                    ------  ------  ------  -------  ------
Net asset value, end of year....... $23.12  $27.98  $22.42  $ 22.01  $29.83
                                    ======  ======  ======  =======  ======
Total Return (%) (a)...............  (7.10)  24.80    1.86   (21.55)  35.63
Ratios and Supplemental Data:
  Expenses to average daily net
   assets
   With expenses waived (%)........   2.05    2.05    2.01     1.97    2.00
   Without expenses waived
    (%)............................   2.08    2.05    2.01     1.97    2.00
  Net investment loss to average
   daily net assets (%)............  (1.17)  (1.18)  (0.94)   (0.96)  (0.85)
  Portfolio turnover rate (%)......     85      85      42       52      54
  Net assets, end of year
   ($ millions)....................     44      51      61       84      90

----------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.

                                 Prospectus 47

Financial Highlights
================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Technology Fund outstanding for the period indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the period presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                Technology Fund

                                                          Class A Shares*      Class B Shares*      Class C Shares*
                                                        ---------------      ---------------      ----------------
                                                        For the Period Ended For the Period Ended For the Period Ended
                                                            October 31,          October 31,          October 31,
                                                        ---------------      ---------------      ----------------
                                                          2001      2000+      2001      2000+      2001      2000+
                                                        -------   ------     -------   ------     -------  -------
Net asset value, beginning of year..................... $ 17.43   $14.29     $ 17.31   $14.29     $ 17.30  $ 14.29
                                                        -------   ------     -------   ------     -------  -------
Income from Investment Operations:
 Net investment loss...................................   (0.13)   (0.26)      (0.21)   (0.40)      (0.20)   (0.40)
 Net realized and unrealized gain (loss) on investments   (9.70)    3.40       (9.61)    3.42       (9.61)    3.41
                                                        -------   ------     -------   ------     -------  -------
 Total from Investment Operations......................   (9.83)    3.14       (9.82)    3.02       (9.81)    3.01
                                                        -------   ------     -------   ------     -------  -------
Less Distributions:
 Distributions from net realized gains.................   (0.96)      --       (0.96)      --       (0.96)      --
                                                        -------   ------     -------   ------     -------  -------
Net asset value, end of year........................... $  6.64   $17.43     $  6.53   $17.31     $  6.53  $ 17.30
                                                        =======   ======     =======   ======     =======  =======
Total Return (%) (a)...................................  (58.84)   21.97 (b)  (59.21)   21.13 (b)  (59.19)  21.06  (b)
Ratios and Supplemental Data:
 Expenses to average daily net assets
  With expenses waived (%).............................    1.65     1.62 (c)    2.40     2.37 (c)    2.40     2.37 (c)
  Without expenses waived (%)..........................    1.77     1.62        2.52     2.37        2.52     2.37
 Net investment loss to average daily net assets (%)...   (1.36)   (1.37)(c)   (2.11)   (2.12)(c)   (2.11)   (2.12)(c)
 Portfolio turnover rate (%)...........................     555      441         555      441         555      441
 Net assets, end of year ($ millions)..................      23       65           9       24          14       40

----------
* Per share amounts have been calculated using the monthly average share method.
+ For the period November 18, 1999 (commencement of operations) to October 31, 2000.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.

                                 Prospectus 48

Financial Highlights
================================================================================

   The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Value Equity Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                               Value Equity Fund

                                                 Class A Shares*                         Class B Shares*
                                   ---------------------------------------     -------------------------------
                                         For the Years Ended October 31,         For the Years Ended October 31,
                                   ---------------------------------------     -------------------------------
                                     2001    2000    1999    1998      1997      2001    2000    1999     1998+
                                   -------  ------  ------  ------  ------     -------  ------  ------  ------
Net asset value, beginning of year $ 20.49  $18.33  $18.56  $24.27  $20.27     $ 20.16  $18.06  $18.29  $19.60
                                   -------  ------  ------  ------  ------     -------  ------  ------  ------
Income from Investment
 Operations:
 Net investment income (loss).....    0.19    0.21    0.12    0.15    0.22 (a)    0.02    0.07   (0.02)   0.02
 Net realized and unrealized gain
    (loss) on investments.........   (2.42)   2.48   (0.07)  (0.76)   5.23       (2.35)   2.45   (0.08)  (1.33)
                                   -------  ------  ------  ------  ------     -------  ------  ------  ------
 Total from Investment
    Operations....................   (2.23)   2.69    0.05   (0.61)   5.45       (2.33)   2.52   (0.10)  (1.31)
                                   -------  ------  ------  ------  ------     -------  ------  ------  ------
Less Distributions:
 Dividends from net investment
    income........................   (0.30)  (0.11)  (0.16)  (0.20)  (0.15)      (0.16)     --   (0.01)     --
 Distributions from net realized
    gains.........................   (0.97)  (0.42)  (0.12)  (4.90)  (1.30)      (0.97)  (0.42)  (0.12)     --
                                   -------  ------  ------  ------  ------     -------  ------  ------  ------
 Total Distributions..............   (1.27)  (0.53)  (0.28)  (5.10)  (1.45)      (1.13)  (0.42)  (0.13)     --
                                   -------  ------  ------  ------  ------     -------  ------  ------  ------
Net asset value, end of year...... $ 16.99  $20.49  $18.33  $18.56  $24.27     $ 16.70  $20.16  $18.06  $18.29
                                   =======  ======  ======  ======  ======     =======  ======  ======  ======
Total Return (%) (b)..............  (11.57)  15.13    0.24   (3.52)  28.69      (12.21)  14.28   (0.56)  (6.68)(c)
Ratios and Supplemental Data:
 Expenses to average daily net
    assets
  With expenses waived/
     recovered (%)................    1.45    1.45    1.45    1.45    1.61 (a)    2.20    2.20    2.20    2.20 (d)
  Without expenses waived/
     recovered (%)................    1.69    1.72    1.70    1.58    1.53        2.44    2.47    2.45    2.33 (d)
 Net investment income (loss) to
    average daily net assets
    (%)...........................    0.94    1.14    0.63    0.74    0.96        0.11    0.40   (0.13)   0.15 (d)
 Portfolio turnover rate (%)......      76      95     137     132     155          76      95     137     132
 Net assets, end of year
    ($ millions)..................      13      13      15      18      19           2       1       1       1

                                                 Class C Shares*
                                   ---------------------------------------
                                         For the Years Ended October 31,
                                   ---------------------------------------
                                     2001    2000    1999    1998      1997
                                   -------  ------  ------  ------  ------
Net asset value, beginning of year $ 20.16  $18.06  $18.28  $23.98  $20.06
                                   -------  ------  ------  ------  ------
Income from Investment
 Operations:
 Net investment income (loss).....    0.04    0.07   (0.02)     --    0.05 (a)
 Net realized and unrealized gain
    (loss) on investments.........   (2.38)   2.45   (0.07)  (0.75)   5.20
                                   -------  ------  ------  ------  ------
 Total from Investment
    Operations....................   (2.34)   2.52   (0.09)  (0.75)   5.25
                                   -------  ------  ------  ------  ------
Less Distributions:
 Dividends from net investment
    income........................   (0.16)     --   (0.01)  (0.05)  (0.03)
 Distributions from net realized
    gains.........................   (0.97)  (0.42)  (0.12)  (4.90)  (1.30)
                                   -------  ------  ------  ------  ------
 Total Distributions..............   (1.13)  (0.42)  (0.13)  (4.95)  (1.33)
                                   -------  ------  ------  ------  ------
Net asset value, end of year...... $ 16.69  $20.16  $18.06  $18.28  $23.98
                                   =======  ======  ======  ======  ======
Total Return (%) (b)..............  (12.26)  14.28   (0.50)  (4.27)  27.79
Ratios and Supplemental Data:
 Expenses to average daily net
    assets
  With expenses waived/
     recovered (%)................    2.20    2.20    2.20    2.20    2.36 (a)
  Without expenses waived/
     recovered (%)................    2.44    2.47    2.45    2.33    2.28
 Net investment income (loss) to
    average daily net assets
    (%)...........................    0.18    0.40   (0.12)  (0.01)   0.21
 Portfolio turnover rate (%)......      76      95     137     132     155
 Net assets, end of year
    ($ millions)..................      13      12      12      14      13

----------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) The year ended October 31, 1997 includes payment of previously waived management fees to Heritage for Class A and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.

                                 Prospectus 49

                              FOR MORE INFORMATION

  More information on the funds is available free upon request, including the following:

  Annual/Semiannual Reports. Provides additional information about the funds' investments, describes each fund's performance, and contains letters from the fund managers discussing recent market conditions, economic trends and fund strategies that significantly affect the fund's performance during that period.

Statement of Additional Information (SAI). Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange
   Commission and is incorporated herein by reference (meaning it is legally considered part of this prospectus).

                                  [Photo here]

    To obtain information or make an inquiry, contact Heritage Mutual Funds:

               By mail:       880 Carillon Parkway
                              St. Petersburg, Florida 33716
               By telephone:  (800) 421-4184
               By Internet:   www.heritagefunds.com


These documents and other information about the funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington,
 D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on SEC's
   Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following
  e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference
                     Section, Washington, D.C. 20549-0102.

 To eliminate unnecessary duplication, only one copy of the prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the prospectus or other shareholder reports for each shareholder with the same mailing address, you should call
      1-800-421-4184 or send an e-mail to: Heritage@heritagefunds.rjf.com.

   The funds' Investment Company and Securities Act registration numbers are:

         Heritage Capital Appreciation Trust  811-4338  2-98634
         Heritage Growth and Income Trust     811-4767  33-7559
         Heritage Series Trust                811-7470  33-57986

No dealer, salesman or other person has been authorized to give any information or to make any representation other than that con- tained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

160M 01/02

                                 Prospectus 50

                           PRIVACY NOTICE TO CLIENTS
                          OF HERITAGE FAMILY OF FUNDS

   Heritage Asset Management and Heritage Family of Funds (collectively "Heritage") are committed to protecting confidentiality of the information furnished to us by our clients. We are providing you this information as required by Regulation S-P adopted by the Securities and Exchange Commission.

Information about you that we collect:
================================================================================

   We collect non-public personal information about you from the following sources: information we receive from you on applications or other forms or through our website; information about your transactions with us, our affiliates, or others; and information we may receive from a consumer reporting agency.

Our use of information about you:
================================================================================

   We may share information about you with affiliated companies of Heritage Asset Management and with parties that provide other services to us, and with certain financial institutions with whom we have joint marketing arrangements. Otherwise, we do not disclose any non-public personal information about you to anyone except as permitted by law. We follow the same policy with respect to non-public information received from all clients and former clients.

How we protect your confidential information:
================================================================================

   Heritage has policies that restrict access to non-public personal information about you to those employees who have need for that information to provide investment alternatives or services to you, or to employees who assist those who provide investment alternatives or services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

   For more complete information about any Heritage mutual fund, including sales charges and expenses, please download or call 800-421-4184 for a prospectus. Please read the prospectus carefully before you invest or send money. Raymond James & Associates, Inc., Distributor, Member New York Stock Exchange/SIPC.

                                     PN-1
                                                                 Privacy Notice

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[LOGO HERE]            Raymond James & Associates, Inc.,
                                  Distributor
                      Member New York Stock Exchange/SIPC
                    P.O. Box 33022, St.Petersburg, FL 33733
                          727-573-8143 o 800-421-4184
                             www.heritagefunds.com